UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-09917

SENTINEL VARIABLE PRODUCTS TRUST

National Life Drive, Montpelier, Vermont 05604

Sentinel Asset Management, Inc.
National Life Drive, Montpelier, Vermont 05604

Registrant's telephone number, including area code:(802)229-3113

Date of fiscal year end: December 31,2010

Date of reporting period: December 31,2010

Annual Report

December 31, 2010

Sentinel Variable Products
Balanced Fund

Sentinel Variable Products
Bond Fund

Sentinel Variable Products
Common Stock Fund

Sentinel Variable Products
Mid Cap Fund

Sentinel Variable Products
Money Market Fund

Sentinel Variable Products
Small Company Fund

Sentinel Investments®

Message to Shareholders

Tolerable Accuracy

It paid to be practical in 2010. We started the year with relief that we averted catastrophe but were dimly aware it would be tough. How could it not be? Financial markets were in disrepair and the economy looked like it had only just made it through a re-stocking cycle. All other parts of the economy looked down for the count. But in the end, despite euro sovereign emergencies, deflationary fears and a phony currency war, both the real economy and financial assets had a strong year. It was hard to lose money: the dollar, US corporate bonds, overseas markets, US large caps and US small caps (the S&P1 and Russell 20002) returned between 2.5% to 25%.

But it came with volatility. The US market, for example, went through four distinct phases with a gradual upswing punctuated by two corrections of 9% and 17%. Similarly, bonds rallied hard in the first nine months despite (because?) of the European sovereign crisis yet sold off in the remainder of the year. As we’ve said before, this is not, and won’t again be, a buy-and-hold market.

All this is explained by the Fed. Its twin mandate of full employment and price stability conflicted in 2010. Full employment won. So the Fed re-tooled to move the politically and socially important employment numbers down from the grim 10% April peak. In doing so, it sent unequivocal messages to the markets that have proved tolerably accurate in combating weaknesses in the economy. Let’s look at these before moving to 2011.

The gloom lifted on the productive and manufacturing economy almost immediately after the September announcement of the $800 billion asset repurchase program or QE2. Business surveys improved and the output data appeared consistent with a 4Q GDP of 3%. Importantly, the growth is organic and sustaining as opposed to the inventory rebuild which accounted for well over half of growth in the first nine months of the year. We’re decidedly in the “glass half full” camp on this one and our reason is simple: purchasing and supply manager surveys look at order flows for up to a year ahead and businesses are slow to engage labor (it’s easier to extend overtime). Both have shown positive readings for months (December was the best in 20 years). We think a virtuous cycle has started.

As orders grow, so goes the labor market. Remember that employment job losses in the 2008 recession were more than the prior four recessions combined. Recovery was always going to be hard. The construction and housing industry accounted for 8% of GDP in 2006. Today the number is 4%. We used to sell 1.2 million houses a year. This year, we’ll be lucky to sell 280,000. The market is glutted. This left a lot of workers in the wrong part of the country with the wrong skills. The 2001 recession took four years for full job recovery. This one will take more than five. But after two years of near zero interest rates, unmistakable signs of a reemerging job market appeared towards the end of the year. By December, the unemployment rate had fallen to 9.4%: that’s 727,000 people back to work from the same time last year. Yes, the workforce increased by 1.1 million and we have miles to go. But it’s enough to instill much needed confidence.

Much is made of the financial imbalances, particularly the public sector. True, government borrowing has escalated sharply from the 2008 abyss. But it has been easy to finance because the private sector moved into surplus. Households paid down debt (there’s been a huge collapse in demand for revolving credit) and slashed spending. Corporations hold over $1.2 trillion in cash as operating cash

1. The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

2. The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe. An investment cannot be made directly in an index.

This article contains the current opinions of the author but not necessarily those of Sentinel Investments. The author’s opinions are subject to change without notice. This article is distributed for informational purposes only. Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Message to Shareholders

flows exceeded the demand for new investments…indeed capital expenditures barely kept up with depreciation allowances. And amid the handwringing, the issuance of US Treasuries is set to fall by 16% in 2011. So government indebtedness is not such a big deal simply because it’s not what the government owes but a) how it’s financed and b) where the sum of private, government and corporate borrowing stands. In this context, the debt looks comfortable and we’ll be surprised by how much the deficit shrinks as tax revenues increase in 2011.

No deflation and no inflation. We must admit, because we trashed it at the time, that QE2 had its intended effects: there’s no deflationary fear. Sure, it will be interesting to see how the Fed unwinds its balance sheet and there’s a risk of asset price distortion…but we’re not there yet. Since late August, TIPS spreads have moved from 130 to 240. That’s the inflation break-even and as good an indicator as any of the forward inflation rate. It’s dead on where the Fed wants it. The best inflation measure is the PCE3 core, which is at less than 1%…so if the indicator is at 2.3% and actual at 1%, it tells us that low rates will be with us for a while because (simply) the Fed has not met its QE2 goals.

So the bottom-line on the economy: It’s in decompression4 mode. Settling in after trauma…it takes a while. The Fed runs an expansive monetary policy. There’s nothing inherently bad or weak about the US economy but it’s going through some painful adjustments after a decade of excess.

And this means for 2011:

Bonds

Fed buying of the seven- to ten-year Treasuries space after QE2 meant the market offloaded most of its gains and inventory in the back end of the year. This was not some cerebral debate about the inflationary consequences of easing and money quantity. It was an outright barroom brawl with the street locking in gains and selling to the only buyer in town. Rates increased quickly from 2.5% to 3.5%, erasing the return from the GT105 from 14% in the January to September period to 9.7% for the year. That’s what we mean by “expect volatility.”

But it’s not all bad news. There’s a lot of liquidity out there…we can see how well bid corporate and any good standing bonds remain. New issuance market (NIM) has been slow: it was down 22% in 2010, but expect a pick up in the New Year and the bond market to stabilize. Also, note that retail, foreign and pension demand will return in early 2011. Each one has a very real need to remain overweight in bonds.

So don’t discount bonds in 2011. The retail investor is not about to dump bonds and as long as inflation is so low and cyclical unemployment high, the Fed won’t let higher yields choke the economy.

Equities

Stocks have weathered well this year but what was disarming to see was “good” companies (low P/Es, dividends, strong balance sheet) underperforming. It was a second good year for small caps but, again, those with a speculative element made the running. We’re fine with this. When markets run fast, correlations narrow and the index/ETF buyers carry the weak. But it doesn’t last forever and eventually quality will out.

Get used to volatility because that’s the pattern when global policies are

3. Personal Consumption Expenditure, a measure of price changes in consumer goods and services. Personal consumption expenditures consist of the actual and imputed expenditures of households; the measure includes data pertaining to durables, non-durables and services. It is essentially a measure of goods and services targeted toward individuals and consumed by individuals.

4. Do a long and deep enough dive and you have to decompress below the surface for hours. That’s where we are…slowly marking time in this necessarily slow recovery.

5. Sorry, we use short hand a lot to sound impressive: GT10 is the ticker for 10 year government bonds, GT5 is the 5 year and so on.

Message to Shareholders

discordant and economic problems are as diverse as they are right now (e.g. China: inflation and consumers, Germany: bailouts, US: employment). Also, the more the market trades on macro news, the more swings we get…because it’s mood driven and the link between economic data and equities is weak.

This is still a time to be in equities. Here’s why:

1. Earnings momentum: Pricing power among large companies is strong and operating leverage still to the upside. For the last seven quarters, consensus forecast EPS have been 10% below actuals…and expect that again in 2011.

2. Valuation: The S&P trades on a forward multiple of 14x and yield of 2%. That’s cheap in a ZIP6 world. Cash yields are 8% above Treasuries and they go to pay: dividends. The market does not value income sufficiently and dividends are a vital driver of stock market total return. In 2010, they were 15%. For the last 10 years, they were 134%. The long-term average is 40%. We think about that when we’re shown the “must have” zero yield, growth-at-any-price fake-out stock. Shocking I know, but they are out there. Valuations are very important. And a nice fact to throw out when the conversation lags: utilities have outperformed the NASDAQ since the latter’s inception. So companies with strong financials, proven management and free cash flows should provide good returns.

3. Supply/Demand: Net issuance of stocks in the US is low and stock buy backs are up to 2006 levels. M&A transactions are running about $200 billion annualized. These are good confidence indicators as much as anything.

With outstanding stock declining somewhere between 2% to 3% a year on the same level of earnings, it’s a very good underpin to the market.

4. Yes, it’s still China: There are many “wow factor” stats on China but here’s one to make the mind race. Since 2005, aggregate real output in China rose 70%. In the US, it’s less than 5%. China is turning inward in a good way. Its external balance has shrunk from 9.4% of GDP in 2008 to 2.5% expected in 2011. The benefits should accrue to the Chinese consumer in the form of housing, healthcare and retail. Inflation is an overhang for the short term but tends to work its way out of the system.

And a nice kicker: for the last 80 years, we’ve seen only one down year in the third year of a presidential cycle. The average is +17%. It’s not one of those daft correlation things…it makes sense because policy tends to swing towards the center. This time, we have a renewed stimulus from the December tax deal plus the low rate, growth capacity upside.

So putting it all together…

1. Growth is still undervalued…that leads us to large cap names with strong balance sheets, financials and good management 2. Less correlation between markets, countries and sectors…we like to see that given our stock picking style 3. Capital investment and business spending cycles are still in upswing… keep exposure there 4. Maintain exposure to bonds…they provide solid real rates of return and protecting purchasing power is what investing is all about.

6 ZIP: Zero Interest -Rate Policy. Present for last two years and not seen since 1940s.

Understanding your Sentinel Variable Products Financial Statements

1Schedule of Investment in Securities the last day of the reporting period. The schedule includes:

  a list of each investment
  the number of shares/par amount of each stock, bond or short-term note the market value of each investment
  the percentage of investments in each industry
  the percent and dollar breakdown of each category

2Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund’s net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

Net assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

3Statement of Operations

This statement breaks down how each fund’s net assets changed during the period as a result of the fund’s operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund operations include:

  income earned from investments
  management fees and other expenses
  gains or losses from selling investments (known as realized gains or losses)
  gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

4Statement of Changes in Net Assets

This statement shows how each fund’s net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

  operations — a summary of the Statement of Operations for the most recent period distributions — income and gains distributed to shareholders capital share transactions — shareholders’ purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

5Financial Highlights

This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

  share price at the beginning of the period
  investment income and capital gains or losses
  income and capital gains distributions paid to shareholders share price at the end of the period

It also includes some key statistics for the period:

  total return — the overall percentage return of the fund, assuming reinvestment of all distributions expense ratio — operating expenses as a percentage of average net assets net income ratio — net investment income as a percentage of average net assets portfolio turnover — the percentage of the portfolio that was replaced during the period.

Sentinel Variable Products Balanced Fund

(Unaudited)

In the fourth quarter, the Sentinel Variable Products Balanced Fund had a 6.48% return, versus a 10.76% return for the Standard & Poor’s 500 Index1, a -1.30% return for the Barclays Capital U.S. Aggregate Bond Index2 and a return of 6.43% for the Morningstar US Insurance Fund Moderate Allocation (Balanced) fund category average.3 For the full year period, the Fund had a 12.19% return, compared to a 12.28% return for the Morningstar average. The S&P Index returned 15.06% through the full year period, while the Barclays Capital U.S. Aggregate Bond Index was up 6.54% over the same period.

Equity markets in 2010 were highly volatile during most of the year, but presented a pronounced rebound in the fourth quarter. The global economic outlook in the first half of the year was uncertain, as it was dominated by European sovereign debt issues, possible Chinese monetary tightening and weak U.S. economic data. The “flash crash” in early May compounded the uncertainty, and investors sought the relative safety of Treasuries. The Fed reacted by issuing a second round of quantitative easing (QE2), triggering a search for higher returns. Mid and small cap companies outperformed large cap companies, while the Industrial and Consumer Discretionary sectors outperformed the general market. During 2010, stock selection was a positive contributor to the Fund’s performance. We maintained our overweight position in the Health Care sector, while moderating our exposure to the Industrials and Materials sectors. We maintain our preference for large cap multinationals, with an emphasis on the Health Care and Industrial sectors. We maintained our underweight position in the Financials and Consumer Discretionary sectors, where we believe the risk-reward ratio remains unattractive due to the soft labor market and lack of consumer spending power.

Interest rates closed the year in the middle of their 2010 respective ranges. However, interest rates rose sharply in the fourth quarter even with the Federal Reserve buybacks from QE2. The U.S. Treasury yield curve remains very steep by historical standards. Within the fixed-income markets, the credit-sensitive sectors, namely commercial mortgage-backed securities (CMBS) and corporate bonds (both high yield and investment grade) were once again the best performing sectors in 2010, as they were in 2009. U.S. Treasuries and Agency mortgage-backed securities produced more modest returns, while municipal bond returns were very weak due to ongoing budget concerns. We expect rates to remain low for an extended period of time, and anticipate continued volatility in the markets.

The Sentinel Variable Products Balanced Fund’s asset allocation at the end of the fourth quarter of 2010 was 65% stocks, 31% bonds and 4% cash and cash equivalents. We maintain our focus on finding attractive opportunities for long term total returns and modest levels of risk in high-quality, large cap stocks. We believe the Sentinel Variable Products Balanced Fund is well positioned to take advantage of the current market dynamics. We plan to maintain a sizeable commitment to fixed-income securities in the Fund as a means of generating income and reducing risk.

1 The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

2 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Variable Products Balanced Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

The total annual operating expense ratio set forth in the prospectus dated April 30, 2010 for the Sentinel Variable Products Balanced Fund is 0.86%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Large-capitalization stocks as a group could fall out of favor with the market, causing the funds owning such stocks to underperform investments that focus on small- or medium-capitalization stocks.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Mortgage-backed securities (MBS) are subject to pre-payment risk. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

Sentinel Variable Products Balanced Fund

Fund Profile
at December 31, 2010

Portfolio Weightings
Asset Category	Percent of Net Assets
Domestic Common Stocks	61.7%
U.S. Government Obligations	33.7%
Foreign Stocks & ADR's	3.2%
Exchange Traded Funds	0.7%
Cash and Other	0.7%

Top 10 Equity Holdings*		Top 10 Fixed Income Holdings*
				Maturity	Percent of
Description	Percent of Net Assets	Description	Coupon	Date	Net Assets
ExxonMobil Corp.	1.6%	FNR 06-105 ME	5.50%	11/25/36	5.7%
United Technologies Corp.	1.5%	FNMA 928260	4.00%	03/01/36	5.5%
Noble Energy, Inc.	1.4%	FHR 2960 QW	5.50%	09/15/33	4.3%
Accenture PLC	1.3%	FHR 2541 DM	5.50%	12/15/32	2.9%
Freeport-McMoRan Copper & Gold, Inc.	1.3%	FHR 2921 NE	5.00%	09/15/33	2.9%
Chevron Corp.	1.2%	FNR 10-67 LN	5.00%	06/25/40	2.8%
Comcast Corp.	1.2%	FNMA AE8098	4.00%	10/01/40	2.7%
Int'l. Business Machines Corp.	1.2%	FNMA 932274	4.50%	12/01/39	2.5%
Honeywell Int'l., Inc.	1.1%	FNR 05-39 GL	5.00%	05/25/25	1.4%
Schlumberger Ltd.	1.1%	Total of Net Assets			30.7%
Total of Net Assets	12.9%

Average Effective Duration (for all Fixed Income Holdings) 5.2 years**
*"Top 10 Equity Holdings" and "Top 10 Fixed Income Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.
**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at December 31, 2010
	Principal			Principal
	Amount	Value		Amount	Value			Value
	(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)		Shares	(Note 2)

U.S. Government Obligations 33.7%			FNR 06-105 ME			Domestic Common Stocks 61.7%
			5.5%, 11/25/36	1,000 M	$ 1,080,331
U.S. Government Agency						Consumer Discretionary 6.0%
Obligations 32.6%			FNR 10-67 LN			Coach, Inc.	500	$ 27,655
			5%, 06/25/40	500 M	523,597
Federal Home Loan Mortgage					1,869,931	Comcast Corp.	10,600	220,586
Corporation 10.9%
Agency Discount Notes:			Mortgage-Backed Securities:			Gap, Inc.	4,300	95,202
0.03%, 01/10/11	150 M	$ 149,999	30-Year:			McDonald's Corp.	1,500	115,140
Collateralized Mortgage Obligations:			FNMA 928260			McGraw-Hill Cos., Inc.	2,500	91,025
FHR 2541 DM			4%, 03/01/36	1,030 M	1,034,133	Nike, Inc.	1,000	85,420
5.5%, 12/15/32	500 M	547,122	FNMA 932274			Omnicom Group, Inc.	2,500	114,500
FHR 2921 NE			4.5%, 12/01/39	458 M	471,659	Time Warner Cable, Inc.	2,000	132,060
5%, 09/15/33	500 M	536,233	FNMA AE8098
FHR 2960 QW			4%, 10/01/40	498 M	497,131	Time Warner, Inc.	5,000	160,850
5.5%, 09/15/33	750 M	815,569			2,002,923	TJX Cos., Inc.	2,000	88,780
		1,898,924	Total Federal National					1,131,218
			Mortgage Association		4,072,853
Total Federal Home Loan
Mortgage Corporation		2,048,923	Total U.S. Government			Consumer Staples 6.1%
			Agency Obligations		6,121,776	Altria Group, Inc.	2,000	49,240
Federal National Mortgage			U.S. Treasury Obligations 1.1%			CVS Caremark Corp.	1,500	52,155
Association 21.7%
Agency Discount Notes:			U.S. Treasury Bill			HJ Heinz Co.	3,000	148,380
0.02%, 01/07/11	200 M	199,999	0.0642%, 01/06/11	200 M	199,998	Kellogg Co.	2,500	127,700
			Total U.S. Treasury
Collateralized Mortgage Obligations:			Obligations		199,998	Kraft Foods, Inc.	4,000	126,040
FNR 05-39 GL			Total U.S. Government			PepsiCo, Inc.	3,000	195,990
5%, 05/25/25	250 M	266,003	Obligations			Philip Morris Int'l., Inc.	2,000	117,060
			(Cost $6,378,974)		6,321,774

10	The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Balanced Fund

Value	Value	Value
Shares	(Note 2)	Shares	(Note 2)	Shares	(Note 2)

Procter & Gamble Co.	2,900	$ 186,557	General Electric Co.	7,500	$ 137,175	Foreign Stocks & ADR's 3.2%
Wal-Mart Stores, Inc.	2,500	134,825	Honeywell Int'l., Inc.	4,000	212,640	Australia 0.7%
1,137,947	BHP Billiton Ltd. ADR	1,500	$ 139,380
Energy 8.1%	L-3 Communications Holdings,Inc.	1,500	105,735	Germany 0.7%
Chevron Corp.	2,500	228,125	Northrop Grumman Corp.	1,700	110,126	SAP AG ADR	2,500	126,525
EOG Resources, Inc.	1,000	91,410	Tyco Int'l. Ltd.	3,000	124,320	Israel 0.4%
ExxonMobil Corp.	4,000	292,480	Union Pacific Corp.	1,500	138,990	Teva Pharmaceutical Industries
Marathon Oil Corp.	3,300	122,199	United Technologies Corp.	3,500	275,520	Ltd. ADR	1,500	78,195
McDermott Int'l., Inc.*	3,000	62,070	Waste Management, Inc.	2,500	92,175	Mexico 0.8%
1,677,862
Noble Energy, Inc.	3,000	258,240	America Movil SA de CV ADR	2,500	143,350
Pride Int'l., Inc.*	2,000	66,000	Information Technology 12.3%	United Kingdom 0.6%
Schlumberger Ltd.	2,500	208,750	Accenture PLC	5,000	242,450	Diageo PLC ADR	1,500	111,495
Transocean Ltd.*	1,000	69,510	Activision Blizzard, Inc.	7,500	93,300	Total Foreign Stocks & ADR's
Weatherford Int'l. Ltd.*	5,500	125,400	Adobe Systems, Inc.*	1,500	46,170	(Cost $418,644)	598,945
1,524,184	Total Investments 99.3%
Broadcom Corp.	3,000	130,650	(Cost $15,588,095)†	18,610,187
Financials 7.2%	Check Point Software
ACE Ltd.	2,000	124,500	Technologies Ltd.*	3,000	138,780	Other Assets in Excess of
American Express Co.	3,500	150,220	Cisco Systems, Inc.*	6,000	121,380	Liabilities 0.7%	128,544
Dell, Inc.*	5,000	67,750
Bank of America Corp.	5,000	66,700
Dolby Laboratories, Inc.*	1,000	66,700	Net Assets 100.0%	$ 18,738,731
Bank of New York Mellon Corp.	3,800	114,760
EMC Corp.*	7,000	160,300
Chubb Corp.	2,000	119,280
Goldman Sachs Group, Inc.	1,100	184,976	Intel Corp.	3,500	73,605	*	Non-income producing.
Int'l. Business Machines Corp.	1,500	220,140
JPMorgan Chase & Co.	2,500	106,050	†	Cost for federal income tax purposes is $15,607,793. At
KLA-Tencor Corp.	3,000	115,920	December 31, 2010 unrealized appreciation for federal
MetLife, Inc.	2,000	88,880	Microsoft Corp.	6,000	167,520	income tax purposes aggregated $3,002,394 of which
Morgan Stanley	2,500	68,025	$3,579,607 related to appreciated securities and $577,213
The Travelers Cos., Inc.	2,000	111,420	NetApp, Inc.*	3,000	164,880	related to depreciated securities.
Riverbed Technology, Inc.*	1,000	35,170	ADR	-	American Depositary Receipt
US Bancorp	4,300	115,971	SPDR	-	Standard & Poor's Depository Receipts
Seagate Technology PLC*	4,000	60,120
Wells Fargo & Co.	3,500	108,465
1,359,247	Teradata Corp.*	3,500	144,060
Health Care 8.4%	Texas Instruments, Inc.	4,000	130,000
Amgen, Inc.*	1,000	54,900	Visa, Inc.	1,500	105,570
Becton Dickinson & Co.	1,000	84,520	Western Union Co.	1,500	27,855
Bristol-Myers Squibb Co.	4,000	105,920	2,312,320
Celgene Corp.*	2,000	118,280	Materials 2.5%
Covidien PLC	2,000	91,320	EI Du Pont de Nemours & Co.	2,500	124,700
Eli Lilly & Co.	2,000	70,080	Freeport-McMoRan Copper & Gold, Inc.	2,000	240,180
Forest Laboratories, Inc.*	2,500	79,950	Praxair, Inc.	1,000	95,470
Gilead Sciences, Inc.*	2,500	90,600	460,350
Johnson & Johnson	2,500	154,625	Telecommunication Services 1.7%
Medco Health Solutions, Inc.*	1,500	91,905	AT&T, Inc.	3,000	88,140
Medtronic, Inc.	2,500	92,725	Rogers Communications, Inc.	2,500	86,575
Merck & Co., Inc.	5,000	180,200	Verizon Communications, Inc.	4,000	143,120
Mettler-Toledo Int'l., Inc.*	500	75,605	317,835
Pfizer, Inc.	7,500	131,325	Utilities 0.4%
UnitedHealth Group, Inc.	1,000	36,110	Entergy Corp.	1,000	70,830
Zimmer Holdings, Inc.*	2,000	107,360	Total Domestic Common Stocks
1,565,425	(Cost $8,684,456)	11,557,218
Industrials 9.0%	Exchange Traded Funds 0.7%
Boeing Co.	2,000	130,520	Financials 0.7%
Canadian National Railway Co.	1,800	119,646	SPDR KBW Regional Banking
(Cost $106,021)	5,000	132,250
Deere & Co.	1,500	124,575
General Dynamics Corp.	1,500	106,440

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Bond Fund

(Unaudited)

The year that ended December 31, 2010 was one of high volatility within the fixed-income markets. Over the period, the 10-year U.S. Treasury Note traded as high as 4.00% and as low as 2.39% with an average monthly swing of 22 basis points according to Bloomberg. The yield on the U.S. Treasury 10-year Note closed at 3.29% after starting the year at 3.84%, a decline of 55 basis points.

The U.S. economy remained in a fragile state as the effects of previous initiatives to stimulate it wore off. Persistently high unemployment and under-employment, historically low levels of housing activity, and constrained consumer spending left the Federal Reserve fearful of a deflationary environment. In fact, the Federal Reserve acknowledged deteriorating economic conditions over the summer and induced another round of quantitative easing (QE2) after completing its first phase (QE1) in March. The Fed also stated that inflation is below the level necessary to promote its mandate of maximum employment and price stability. Inflation remained subdued with the year-over-year Consumer Price Index posting a 1.2% rate on the latest reading.

The mortgage-backed securities (MBS) purchased by the Fed in QE1 were mainly originated in 2009-2010 and are highly vulnerable to refinancing. Given the tight credit conditions in 2009, those lucky enough to obtain a mortgage during the period were the most pristine borrowers and will be quick to pull the trigger to refinance at lower mortgage rates. Estimates on the drop in the Fed’s MBS holdings range from $300-500 billion per annum. Finally, the Fed said that it will not let its balance sheet shrink and will reinvest any principal payments into U.S. Treasury securities. The magnitude of this program is huge and will likely absorb all net new issuance of U.S. Treasury securities for the foreseeable future.

Interest rates close ed the year in the middle of their 2010 respective ranges. However, interest rates rose sharply in the fourth quarter even with the Federal Reserve buybacks from QE2. The U.S. Treasury yield curve remains very steep by historical standards. In terms of total returns, the 30-year U.S. Treasury Bond posted the best return for the year, returning +8.72%, but was down sharply in the fourth quarter.

Within the fixed-income markets, the credit-sensitive sectors, namely commercial mortgage-backed securities CMBS) and corporate bonds (both high yield and investment grade) were once again the best performing sectors in 2010, as they were in 2009. U.S. Treasuries and Agency mortgage-backed securities produced more modest returns, while municipal bond returns were very weak due to ongoing budget concerns.

During the year, the effective duration of the Sentinel Variable Products Bond Fund was decreased to 5.44 ears. This was accomplished by reducing exposure to U.S. Treasuries and Agency mortgage-backed securities in favor of CMOs. The Fund’s return of 7.33% outperformed the Barclays Aggregate Bond Index1 in 2010, which returned 6.54%, and the Barclays Capital U.S. Mortgage Backed Securities Index,2 which returned 5.37%, but underperformed its Morningstar US Insurance Fund Intermediate-Term Bond peer group’s average3 return of 7.87% due to its relative underweighting to the credit-sensitive sectors of the bond market.

Outlook

With the Federal Reserve willing to keep interest rates low indefinitely, our focus in 2011 will be on income. This goal will be achieved by the Fund investing predominately in Agency mortgage-backed securities. However, we do expect high volatility in the bond market and look to exploit opportunities with respect to duration management.

1 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

2 The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Variable Products Bond Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

The total annual operating expense ratio set forth in the prospectus dated April 30, 2010 for the Sentinel Variable Products Bond Fund is 0.64%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Mortgage-backed securities (MBS) are subject to pre-payment risk. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). An investment cannot be made directly in an index.

Sentinel Variable Products Bond Fund

Fund Profile
at December 31, 2010
Average Effective Duration
			Percent of				Percent of
Duration		Fixed Income Holdings		Duration		Fixed Income Holdings
Less than 1 yr.			7.7%	4 yrs. to 5.99 yrs.			16.5%
1 yr. to 2.99 yrs.			13.4%	6 yrs. to 7.99 yrs.			19.2%
3 yrs. to 3.99 yrs.			18.2%	8 yrs. and over			25.0%
Average Effective Duration (for all Fixed Income Holdings) 5.4 years**
Top 10 Holdings*
		Maturity	Percent of			Maturity	Percent of
Description	Coupon	Date	Net Assets	Description	Coupon	Date	Net Assets
FNR 10-67 LN	5.00%	06/25/40	9.5%	FHR 2890 PD	5.00%	03/15/33	4.9%
FNR 05-39 GL	5.00%	05/25/25	7.3%	FNR 06-105 ME	5.50%	11/25/36	4.6%
FNMA 928260	4.00%	03/01/36	5.5%	FNMA AE8098	4.00%	10/01/40	4.5%
FHR 2960 QW	5.50%	09/15/33	4.9%	FNMA 735703	5.00%	04/01/29	4.4%
FHR 2931 JE	5.00%	03/15/33	4.9%	U.S. Treasury Note	2.625%	11/15/20	4.3%
				Total of Net Assets			54.8%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.
**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at December 31, 2010

	Principal			Principal			Principal
	Amount	Value		Amount	Value		Amount	Value
	(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)
U.S. Government Obligations 72.9%			Mortgage-Backed Securities:			Basic Industry 3.8%
U.S. Government Agency			25-Year:			Anglo American Capital PLC
Obligations 66.3%			FNMA 735703			4.45%, 09/27/20(a)	500 M	$ 508,749
Federal Home Loan Mortgage			5%, 04/01/29	2,738 M	$ 2,908,125	Cliffs Natural Resources, Inc.
Corporation 22.0%			30-Year:			4.8%, 10/01/20	500 M	489,493
Collateralized Mortgage Obligations:			FNMA 928260			DR Horton, Inc.
FHR 2890 PD			4%, 03/01/36	3,566 M	3,579,689	6.5%, 04/15/16	250 M	258,125
5%, 03/15/33	3,000 M	$ 3,214,904	FNMA 932274			Hanesbrands, Inc.
FHR 2931 JE			4.5%, 12/01/39	2,745 M	2,829,955	6.375%, 12/15/20(a)	250 M	238,750
5%, 03/15/33	3,000 M	3,231,462	FNMA AE8098			KB Home
FHR 2921 NE			4%, 10/01/40	2,989 M	2,982,785	7.25%, 06/15/18	250 M	238,750
5%, 09/15/33	2,500 M	2,681,166			9,392,429	Mohawk Industries, Inc.
FHR 2960 QW			Total Federal National			6.125%, 01/15/16	250 M	269,375
5.5%, 09/15/33	3,000 M	3,262,275	Mortgage Association		29,012,540	Teck Resources Ltd.
FHR 2934 CI			Government National Mortgage			4.5%, 01/15/21	500 M	509,377
5%, 01/15/34	2,000 M	2,144,420	Corporation 0.3%					2,512,619
Total Federal Home Loan Mortgage			Mortgage-Backed Securities:			Capital Goods 0.4%
Corporation		14,534,227	15-Year:			Jarden Corp.
Federal National Mortgage			GNMA 679437X			6.125%, 11/15/22	250 M	239,687
Association 44.0%			6%, 11/15/22	209 M	228,124	Consumer Cyclical 0.9%
Collateralized Mortgage Obligations:			Total U.S. Government			BorgWarner, Inc.
FNR 05-39 GL			Agency Obligations		43,774,891	4.625%, 09/15/20	330 M	326,426
5%, 05/25/25	4,500 M	4,788,044	U.S. Treasury Obligations 6.6%			Ford Motor Credit Co. LLC
FNR 10-47 ME			U.S. Treasury Bill			7%, 04/15/15	250 M	268,902
5%, 07/25/34	1,000 M	1,062,994	0.0642%, 01/06/11	1,500 M	1,499,987			595,328
FNR 06-67 PE			U.S. Treasury Note			Consumer Non-Cyclical 3.1%
5.5%, 07/25/36	1,428 M	1,542,943	2.625%, 11/15/20	3,000 M	2,830,314	Anheuser-Busch InBev Worldwide, Inc.
			Total U.S. Treasury
FNR 06-105 ME			Obligations		4,330,301	5%, 04/15/20	500 M	529,449
5.5%, 11/25/36	2,809 M	3,034,837	Total U.S. Government			CVS Caremark Corp.
FNR 10-67 LN			Obligations			4.75%, 05/18/20	500 M	520,109
5%, 06/25/40	6,000 M	6,283,168	(Cost $48,734,207)		48,105,192	Mattel, Inc.
		16,711,986	Corporate Bonds 26.0%			4.35%, 10/01/20	500 M	485,468

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Bond Fund

	Principal			Principal
	Amount	Value		Amount	Value
	(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)
Woolworths Ltd.			XM Satellite Radio, Inc.
4%, 09/22/20(a)	500 M	$ 485,148	7.625%, 11/01/18(a)	250 M	$ 259,375
		2,020,174			1,511,868
Energy 5.2%			Technology 1.5%
Anadarko Petroleum Corp.			American Tower Corp.
5.95%, 09/15/16	500 M	537,795	4.5%, 01/15/18	250 M	248,186
Nabors Industries, Inc.			Corning, Inc.
5%, 09/15/20(a)	500 M	485,939	4.25%, 08/15/20	500 M	494,733
Nexen, Inc.			Jabil Circuit, Inc.
6.2%, 07/30/19	1,000 M	1,078,576	5.625%, 12/15/20	250 M	246,875
Tesoro Corp.					989,794
6.5%, 06/01/17	250 M	251,875	Total Corporate Bonds
			(Cost $17,078,152)		17,132,705
Valero Energy Corp.			Total Investments 98.9%
6.125%, 02/01/20	500 M	531,960	(Cost $65,812,359)†		65,237,897
Weatherford Int'l. Ltd.
6.75%, 09/15/40	500 M	526,867	Other Assets in Excess of
		3,413,012	Liabilities 1.1%		729,599
Financials 5.8%
Ally Financial, Inc.			Net Assets 100.0%		$ 65,967,496
8.3%, 02/12/15	250 M	275,625

Bank of America Corp.			†	Cost for federal income tax purposes is $65,902,965. At
5.49%, 03/15/19	500 M	488,521	December 31, 2010 unrealized depreciation for federal
Citigroup, Inc.			income tax purposes aggregated $665,068 of which
5.5%, 02/15/17	500 M	518,189	$303,038 related to appreciated securities and $968,106
			related to depreciated securities.
Goldman Sachs Group, Inc.
5.625%, 01/15/17	500 M	529,395	(a)	Security exempt from registration under Rule 144A of the
Int'l. Lease Finance Corp.			Securities Act of 1933, as amended. These securities may
			be resold in transactions exempt from registration, normally
6.5%, 09/01/14(a)	500 M	532,500	to qualified institutional buyers. At December 31, 2010, the
Lloyds TSB Bank PLC			market value of rule 144A securities amounted to
5.8%, 01/13/20(a)	500 M	494,538	$3,716,126 or 5.63% of net assets.

Regions Bank			(b)	ING Groep NV is currently fixed at 5.775%. On December
7.5%, 05/15/18	500 M	515,725	8th, 2015 it converts to a variable rate that floats on the 8th
SLM Corp.			of March, June, September, and December. The interest
5.375%, 05/15/14	500 M	502,846	rate is based on the 3-month Libor rate plus 1.68%.
		3,857,339
Health Care 1.5%
Boston Scientific Corp.
6%, 01/15/20	500 M	522,107
Laboratory Corp. of America Holdings
4.625%, 11/15/20	500 M	496,461
		1,018,568
Insurance 1.5%
Hartford Financial Services Group, Inc.
6.3%, 03/15/18	500 M	533,230
ING Groep NV
5.775%, 12/29/49(b)	250 M	216,250
Liberty Mutual Group, Inc.
7%, 03/15/37(a)	250 M	224,836
		974,316
Media 2.3%
DIRECTV Holdings LLC
6%, 08/15/40	500 M	503,702
DISH DBS Corp.
7.875%, 09/01/19	250 M	262,500
NBC Universal, Inc.
4.375%, 04/01/21(a)	500 M	486,291

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Common Stock Fund

(Unaudited)

The Sentinel Variable Products Common Stock Fund posted a return of 10.86% for the fourth quarter of 2010, compared to a 10.76% return for the Standard & Poor’s 500 Index1 and a 10.65% return for the average fund in the Morningstar US Insurance Fund Large Blend category.2 For the 2010 full year period, the Sentinel Variable Products Common Stock Fund’s return was 15.80%, compared to the 14.29% return for the average fund in the Morningstar US Insurance Fund Large Blend category. By comparison, the S&P Index was up 15.06% for the full year.

Equity markets in 2010 were characterized by a high degree of volatility during most of the year, followed by a pronounced rebound in the fourth quarter. The global economic outlook in the first half of the year was dominated by European sovereign debt issues, possible Chinese monetary tightening and weak U.S. economic data, dampening investors’ confidence for a quick economic rebound. The “flash crash” in early May compounded the uncertainty, and investors sought the relative safety of Treasuries. The Fed reacted by continuing their accommodative monetary policy through a second round of quantitative easing, triggering a search for higher returns. Mid and small cap companies outperformed large cap companies during both the fourth quarter and the full year period. The Industrials and Consumer Discretionary sectors outperformed the general market by a wide margin, while the fourth quarter saw a pronounced rebound in the Energy and Materials sectors.

During 2010, stock selection was a positive contributor to the Fund’s performance. We maintained our overweight position in the Health Care sector, while moderating our exposure to the Industrials and Materials sectors, after their impressive outperformance against the index. Significant contributors to the Fund’s performance included Riverbed Technology and Freeport-McMoRan Copper & Gold. We maintain our preference for large cap multinationals, with an emphasis on the Health Care and Industrials sectors. We maintained our underweight position in the Financials and Consumer Discretionary sectors, where we believe the risk-reward ratio remains unattractive due to the soft labor market and lack of consumer spending power.

The Sentinel Variable Products Common Stock Fund aims to consistently deliver solid relative returns with moderate levels of risk throughout varied financial market conditions. We continue to believe that patient adherence to our long-held focus on reasonably valued high quality companies will reward our Fund’s shareholders.

1 The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

2 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Variable Products Common Stock Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

The total annual operating expense ratio set forth in the prospectus dated April 30, 2010 for the Sentinel Variable Products Common Stock Fund is 0.71%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the funds owning such stocks to underperform investments that focus on small- or medium-capitalization stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

Sentinel Variable Products Common Stock Fund

Fund Profile
at December 31, 2010
Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets
Information Technology	18.3%	Consumer Staples	10.1%
Health Care	13.8%	Consumer Discretionary	8.3%
Energy	13.4%	Materials	4.7%
Financials	13.0%	Telecommunication Services	3.4%
Industrials	12.9%	Utilities	0.3%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets
Int'l. Business Machines Corp.	2.4%	Freeport-McMoRan Copper & Gold, Inc.	1.9%
Procter & Gamble Co.	2.2%	PepsiCo, Inc.	1.8%
ExxonMobil Corp.	2.2%	Noble Energy, Inc.	1.8%
United Technologies Corp.	2.2%	Honeywell Int'l., Inc.	1.6%
Chevron Corp.	2.1%	Johnson & Johnson	1.6%
		Total of Net Assets	19.8%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at December 31, 2010

		Space			Space			Space
		Value			Value			Value
	Shares	(Note 2)		Shares	(Note 2)		Shares	(Note 2)
Domestic Common Stocks 91.8%			Marathon Oil Corp.	58,500	$ 2,166,255	Eli Lilly & Co.	25,000	$ 876,000
Consumer Discretionary 8.3%			McDermott Int'l., Inc.*	76,300	1,578,647	Forest Laboratories, Inc.*	40,000	1,279,200
Coach, Inc.	10,000	$ 553,100	Noble Energy, Inc.	45,000	3,873,600	Gen-Probe, Inc.*	15,000	875,250
Comcast Corp.	141,200	2,938,372	Pride Int'l., Inc.*	25,000	825,000	Gilead Sciences, Inc.*	35,000	1,268,400
Gap, Inc.	91,900	2,034,666	Schlumberger Ltd.	30,000	2,505,000	Johnson & Johnson	55,000	3,401,750
McDonald's Corp.	20,000	1,535,200	Transocean Ltd.*	18,000	1,251,180	Medco Health Solutions, Inc.*	25,000	1,531,750
McGraw-Hill Cos., Inc.	40,000	1,456,400	Weatherford Int'l. Ltd.*	70,000	1,596,000	Medtronic, Inc.	50,000	1,854,500
Nike, Inc.	17,500	1,494,850			27,389,532	Merck & Co., Inc.	60,000	2,162,400
Omnicom Group, Inc.	40,000	1,832,000	Financials 11.9%			Mettler-Toledo Int'l., Inc.*	10,500	1,587,705
Time Warner Cable, Inc.	35,000	2,311,050	ACE Ltd.	25,000	1,556,250	Pfizer, Inc.	125,000	2,188,750
Time Warner, Inc.	75,000	2,412,750	American Express Co.	43,100	1,849,852	UnitedHealth Group, Inc.	15,000	541,650
TJX Cos., Inc.	30,000	1,331,700	Bank of America Corp.	100,000	1,334,000	Zimmer Holdings, Inc.*	25,000	1,342,000
		17,900,088	Bank of New York Mellon Corp.	50,000	1,510,000			27,672,415
Consumer Staples 9.3%			Chubb Corp.	30,000	1,789,200	Industrials 12.9%
Altria Group, Inc.	50,000	1,231,000	Goldman Sachs Group, Inc.	15,000	2,522,400	Babcock & Wilcox Co.*	40,000	1,023,600
CVS Caremark Corp.	30,000	1,043,100	JPMorgan Chase & Co.	40,000	1,696,800	Boeing Co.	30,000	1,957,800
HJ Heinz Co.	35,000	1,731,100	MetLife, Inc.	35,000	1,555,400	Canadian National Railway Co.	23,100	1,535,457
Kellogg Co.	25,000	1,277,000	Moody's Corp.	25,000	663,500	Caterpillar, Inc.	15,000	1,404,900
Kimberly-Clark Corp.	10,000	630,400	Morgan Stanley	62,500	1,700,625	Deere & Co.	30,000	2,491,500
Kraft Foods, Inc.	55,000	1,733,050	The Travelers Cos., Inc.	60,000	3,342,600	General Dynamics Corp.	25,000	1,774,000
PepsiCo, Inc.	60,000	3,919,800	Toronto-Dominion Bank	25,000	1,857,750	General Electric Co.	100,000	1,829,000
Philip Morris Int'l., Inc.	30,000	1,755,900	US Bancorp	75,000	2,022,750	Honeywell Int'l., Inc.	65,000	3,455,400
Procter & Gamble Co.	74,200	4,773,286	Wells Fargo & Co.	70,000	2,169,300	L-3 Communications Holdings,
Wal-Mart Stores, Inc.	35,000	1,887,550			25,570,427	Inc.	15,000	1,057,350
		19,982,186	Health Care 12.9%			Northrop Grumman Corp.	30,000	1,943,400
Energy 12.7%			Aetna, Inc.	30,000	915,300	Tyco Int'l. Ltd.	40,000	1,657,600
Apache Corp.	10,000	1,192,300	Amgen, Inc.*	30,000	1,647,000	Union Pacific Corp.	16,200	1,501,092
Baker Hughes, Inc.	30,000	1,715,100	Becton Dickinson & Co.	25,500	2,155,260	United Technologies Corp.	60,000	4,723,200
Chevron Corp.	50,000	4,562,500	Bristol-Myers Squibb Co.	65,000	1,721,200	Waste Management, Inc.	40,000	1,474,800
EOG Resources, Inc.	15,000	1,371,150	Celgene Corp.*	20,000	1,182,800			27,829,099
ExxonMobil Corp.	65,000	4,752,800	Covidien PLC	25,000	1,141,500	Information Technology 17.4%
						Accenture PLC	65,000	3,151,850

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Common Stock Fund

Space	Space
Value	Value
Shares	(Note 2)	Shares	(Note 2)
Activision Blizzard, Inc.	108,500	$ 1,349,740	Mexico 0.7%
Adobe Systems, Inc.*	20,000	615,600	America Movil SA de CV ADR	25,000	$ 1,433,500
Broadcom Corp.	50,000	2,177,500	Switzerland 0.2%
Check Point Software	Novartis AG ADR	7,400	436,230
Technologies Ltd.*	50,000	2,313,000
Cisco Systems, Inc.*	75,000	1,517,250	United Kingdom 1.0%
Diageo PLC ADR	24,100	1,791,353
Dell, Inc.*	75,000	1,016,250	Vodafone Group PLC ADR	17,500	462,525
Dolby Laboratories, Inc.*	20,000	1,334,000	2,253,878
EMC Corp.*	100,000	2,290,000	Total Foreign Stocks & ADR's
Intel Corp.	45,000	946,350	(Cost $9,849,646)	11,508,983
Int'l. Business Machines Corp.	35,000	5,136,600	Principal
Juniper Networks, Inc.*	20,000	738,400	Amount	Value
(M=$1,000)	(Note 2)
KLA-Tencor Corp.	30,000	1,159,200
Microsoft Corp.	85,000	2,373,200	Corporate Short-Term Notes 1.4%
NetApp, Inc.*	37,000	2,033,520	Chevron Funding Corp.
0.15%, 01/04/11
Qualcomm, Inc.	8,500	420,665	(Cost $2,999,963)	3,000 M	2,999,963
Riverbed Technology, Inc.*	40,000	1,406,800	Total Investments 99.6%
Seagate Technology PLC*	50,000	751,500	(Cost $171,389,562)†	214,411,453
Teradata Corp.*	50,000	2,058,000	Other Assets in Excess of
Texas Instruments, Inc.	85,000	2,762,500	Liabilities 0.4%	825,089
Visa, Inc.	17,500	1,231,650
Western Union Co.	28,500	529,245	Net Assets 100.0%	$ 215,236,542
37,312,820
Materials 3.6%	*	Non-income producing.
EI Du Pont de Nemours & Co.	40,000	1,995,200	†	Cost for federal income tax purposes is $171,606,849. At
Freeport-McMoRan Copper &	December 31, 2010 unrealized appreciation for federal
Gold, Inc.	35,000	4,203,150	income tax purposes aggregated $42,804,604 of which
$49,716,196 related to appreciated securities and
Praxair, Inc.	17,000	1,622,990	$6,911,592 related to depreciated securities.
7,821,340	ADR	-	American Depositary Receipt
Telecommunication Services 2.5%	SPDR	-	Standard & Poor's Depository Receipts
AT&T, Inc.	50,000	1,469,000
Rogers Communications, Inc.	60,000	2,077,800
Verizon Communications, Inc.	50,000	1,789,000
5,335,800
Utilities 0.3%
Entergy Corp.	10,000	708,300
Total Domestic Common Stocks
(Cost $156,633,275)	197,522,007
Exchange Traded Funds 1.1%
Financials 1.1%
SPDR KBW Regional Banking*
(Cost $1,906,678)	90,000	2,380,500
Foreign Stocks & ADR's 5.3%
Australia 1.1%
BHP Billiton Ltd. ADR	25,000	2,323,000
France 0.7%
Total SA ADR	30,000	1,604,400
Germany 0.9%
SAP AG ADR	40,000	2,024,400
Israel 0.7%
Teva Pharmaceutical
Industries Ltd. ADR	27,500	1,433,575

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Mid Cap Fund*

(Unaudited)

For the fourth quarter of 2010, the Sentinel Variable Products Mid Cap Fund was up a solid 12.68%, yet underperformed the Russell Midcap Index1, the S&P MidCap 400 Index2 and the Russell Midcap Growth Index3, which returned 13.07%, 13.50% and 14.01%, respectively. The Fund also underperformed the Morningstar US Insurance Fund Mid-Cap Growth peer group average4 of 13.71% for the quarter. For the full year 2010 the Fund’s 23.51% return lagged behind the Russell Midcap Index return of 25.48%, the S&P MidCap 400 Index return of 26.64%, the Russell Midcap Growth Index return of 26.38%, and the Morningstar US Insurance Fund Mid-Cap Growth peer group average of 26.45%.

The Fund posted another strong quarter of absolute returns to finish 2010. However, like much of the year, returns in the mid cap space were driven by outsized gains from high-beta stocks. Given our focus on high-quality growth companies, the Fund was challenged all year long to keep pace with the high octane stocks driving benchmark performance. That being said, we will not waiver in our disciplined investment philosophy to focus on strong well-managed companies that we believe will deliver solid long-term performance.

In the fourth quarter of 2010, the Fund’s holdings in the Health Care, Consumer Discretionary and Financial sectors performed the best relative to the corresponding sectors in the Russell Midcap Index. Health Care’s outperformance was due to the performance of Beckman Coulter Inc. (up 54.7%) and Illumina Inc. (up 28.7%). In Consumer Discretionary, both Gentex Corp. and Dick’s Sporting Goods were solid performers. The two sectors that contributed negatively to performance relative to the Index were Basic Materials and Industrials.

For the year, Information Technology, Health Care and Consumer Staples were our outperforming sectors compared to the Russell Midcap Index. In the Information Technology sector positive stock selection was driven by excellent performance in the Semiconductor industry along with standout performance from Citrix Systems Inc. (up 64.4%), McAfee Inc. (up 16.5%) and Polycom Inc. (up 56.1%). The Health Care sector benefited from performance in Illumina Inc. (up 106.5%) and Endo Pharmaceuticals Holdings (up 74.0%). For the full year, our results in both Financials and Energy lagged the benchmark due to stock selection.

We believe our approach of maintaining a well-balanced portfolio of high quality mid cap companies with solid fundamentals should deliver solid risk-adjusted returns over the intermediate and long term. We will continue to maintain our focus on valuation which enables us to make appropriate trading decisions even in times of heightened market volatility and uncertainty. We continue to work hard to ensure we are rigorously implementing our process and aligning the Fund for long-term success. As always, we appreciate your confidence in us and we will do our very best to help you achieve your investment goals.

*Name change. Formerly known as SVP Mid Cap Growth Fund.

1 The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

2 The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation. Effective April 30, 2010, the Fund replaced its secondary benchmark, the Russell Midcap Growth Index, with the S&P MidCap 400 Index because Fund management believes the S&P MidCap 400 Index is a more appropriate alternative measure of the Fund’s current investment strategy. An investment cannot be made directly in an index.

3 The Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

4 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Variable Products Mid Cap Fund*

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

*Name change. Formerly known as SVP Mid Cap Growth Fund.

The total annual operating expense ratio set forth in the prospectus dated April 30, 2010 for the Sentinel Variable Products Mid Cap Fund is 0.84%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Midsized company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation. Effective April 30, 2010, the Fund replaced its secondary benchmark, the Russell Midcap Growth Index, with the S&P MidCap 400 Index because Fund management believes the S&P MidCap 400 Index is a more appropriate alternative measure of the Fund’s current investment strategy. An investment cannot be made directly in an index.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

Sentinel Variable Products Mid Cap Fund

Fund Profile
at December 31, 2010
Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets
Industrials	17.4%	Energy	7.9%
Information Technology	17.4%	Materials	5.1%
Consumer Discretionary	15.0%	Consumer Staples	4.3%
Health Care	13.3%	Telecommunication Services	1.1%
Financials	13.0%	Utilities	1.0%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets
Superior Energy Services, Inc.	1.7%	Nuance Communications, Inc.	1.6%
ANSYS, Inc.	1.6%	Gentex Corp.	1.5%
NICE Systems Ltd.	1.6%	Open Text Corp.	1.5%
Weatherford Int'l. Ltd.	1.6%	Endurance Specialty Holdings Ltd.	1.5%
Dolby Laboratories, Inc.	1.6%	LKQ Corp.	1.5%
		Total of Net Assets	15.7%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at December 31, 2010
		Space			Space			Space
		Value			Value			Value
	Shares	(Note 2)		Shares	(Note 2)		Shares	(Note 2)

Domestic Common Stocks 91.5%			Weatherford Int'l. Ltd.*	12,090	$ 275,652	Varian Medical Systems, Inc.*	1,790	$ 124,011
Consumer Discretionary 15.0%					1,394,552			2,233,078
Coach, Inc.	2,310	$ 127,766	Financials 11.2%			Industrials 17.4%
Darden Restaurants, Inc.	4,300	199,692	Affiliated Managers Group, Inc.*	1,800	178,596	Ametek, Inc.	6,225	244,331
Dick's Sporting Goods, Inc.*	3,780	141,750	City National Corp/CA	2,900	177,944	CH Robinson Worldwide, Inc.	1,680	134,719
Dress Barn, Inc.*	6,040	159,577	East West Bancorp, Inc.	11,430	223,456	Cintas Corp.	4,950	138,402
Gentex Corp.	8,980	265,449	Endurance Specialty Holdings Ltd.	5,655	260,526	Copart, Inc.*	5,470	204,304
Gildan Activewear, Inc.*	5,300	150,997				Donaldson Co., Inc.	1,670	97,328
LKQ Corp.*	11,250	255,600	HCC Insurance Holdings, Inc.	8,000	231,520	Equifax, Inc.	3,930	139,908
			Invesco Ltd.	5,300	127,518
Morningstar, Inc.	3,160	167,733				Fastenal Co.	3,040	182,126
			MSCI, Inc.*	2,760	107,530
O'Reilly Automotive, Inc.*	2,930	177,031				Flowserve Corp.	1,795	214,000
			Northern Trust Corp.	2,350	130,213
Phillips-Van Heusen Corp.	3,160	199,112				IHS, Inc.*	2,780	223,484
			Signature Bank*	3,930	196,500
Tractor Supply Co.	4,080	197,839				Iron Mountain, Inc.	7,050	176,320
Urban Outfitters, Inc.*	5,340	191,225	Willis Group Holdings PLC	4,682	162,138	ITT Corp.	2,660	138,613
			WR Berkley Corp.	6,100	167,018
VF Corp.	2,320	199,937			1,962,959	Jacobs Engineering Group, Inc.*	2,750	126,088
WMS Industries, Inc.*	4,410	199,508				Joy Global, Inc.	1,770	153,548
		2,633,216	Health Care 12.7%			Quanta Services, Inc.*	7,220	143,822
			Beckman Coulter, Inc.	2,500	188,075
Consumer Staples 4.3%						Ritchie Bros Auctioneers, Inc.	6,460	148,903
			Bio-Rad Laboratories, Inc.*	1,532	159,098
Church & Dwight Co., Inc.	2,930	202,229				Roper Industries, Inc.	2,760	210,947
			CR Bard, Inc.	1,960	179,869
Flowers Foods, Inc.	8,370	225,237				Stericycle, Inc.*	1,630	131,900
			Dentsply Int'l., Inc.	4,590	156,840
McCormick & Co., Inc.	3,810	177,279				Waste Connections, Inc.	9,027	248,513
Nu Skin Enterprises, Inc.	5,100	154,326	Endo Pharmaceuticals Holdings, Inc.*	3,260	116,415			3,057,256
		759,071
			Gen-Probe, Inc.*	2,550	148,793	Information Technology 15.8%
Energy 7.9%						Altera Corp.	4,940	175,765
			IDEXX Laboratories, Inc.*	1,810	125,288
Core Laboratories NV	2,170	193,238				Amdocs Ltd.*	5,255	144,355
			Illumina, Inc.*	1,470	93,110
Newfield Exploration Co.*	2,350	169,459				ANSYS, Inc.*	5,460	284,302
			Life Technologies Corp.*	3,400	188,700
Petrohawk Energy Corp.*	7,340	133,955				Citrix Systems, Inc.*	3,200	218,912
			Mettler-Toledo Int'l., Inc.*	790	119,456
Pride Int'l., Inc.*	2,460	81,180				Dolby Laboratories, Inc.*	4,130	275,471
			NuVasive, Inc.*	4,710	120,811
Range Resources Corp.	3,370	151,583				FLIR Systems, Inc.*	6,620	196,945
			Quality Systems, Inc.	2,330	162,681
Southwestern Energy Co.*	2,170	81,223				Harris Corp.	3,940	178,482
			Resmed, Inc.*	3,770	130,593
Superior Energy Services, Inc.*	8,810	308,262				Intersil Corp.	7,170	109,486
			Techne Corp.	3,340	219,338

The accompanying notes are an integral part of the financial statements.

					Sentinel Variable Products Mid Cap Fund

			†	Cost for federal income tax purposes is $12,415,830. At
		Space		December 31, 2010 unrealized appreciation for federal
		Value		income tax purposes aggregated $4,657,224 of which
	Shares	(Note 2)		$4,739,946 related to appreciated securities and $82,722
				related to depreciated securities.
Micros Systems, Inc.*	1,900	$ 83,334	(a)	Return of capital paid during the fiscal period.
Nuance Communications, Inc.*	14,890	270,700	ADR	- American Depositary Receipt
Open Text Corp.*	5,740	264,385
Polycom, Inc.*	6,010	234,270
Power Integrations, Inc.	4,470	179,426
Trimble Navigation Ltd.*	3,770	150,536
		2,766,369
Materials 5.1%
AptarGroup, Inc.	3,980	189,329
Ecolab, Inc.	3,210	161,848
Lubrizol Corp.	1,300	138,944
Sigma-Aldrich Corp.	2,220	147,763
Silgan Holdings, Inc.	2,500	89,525
Steel Dynamics, Inc.	8,770	160,491
		887,900
Telecommunication Services 1.1%
American Tower Corp.*	1,930	99,665
Cbeyond, Inc.*	6,140	93,819
		193,484
Utilities 1.0%
ITC Holdings Corp.	2,930	181,601
Total Domestic Common Stocks
(Cost $11,577,029)		16,069,486
Real Estate Investment Trusts 1.8%
Financials 1.8%
Digital Realty Trust, Inc.	3,500	180,390
Home Properties, Inc.(a)	2,500	138,725
Total Real Estate Investment Trusts
(Cost $207,834)		319,115
Foreign Stocks & ADR's 2.2%
Israel 1.6%
NICE Systems Ltd. ADR*	7,905	275,884
United Kingdom 0.6%
Shire Ltd. ADR	1,500	108,570
Total Foreign Stocks & ADR's
(Cost $263,193)		384,454
	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 1.7%
Federal National Mortgage Association 1.7%
Agency Discount Notes:
0.05%, 01/03/11
(Cost $299,999)	300 M	299,999
Total Investments 97.2%
(Cost $12,348,055)†		17,073,054

Other Assets in Excess of
Liabilities 2.8%		484,986

Net Assets 100.0%	$ 17,558,040

* Non-income producing.

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Money Market Fund

(Unaudited)

For the fiscal year ending December 31, 2010, the Sentinel Variable Products Money Market Fund’s (the Fund) 7-day yield remained at 0.00%. At year end, the Fund’s average maturity was 41 days. The Fund’s periodic mark to market price deviation testing during the year and at year end consistently produced results well within the allowable Rule 2a-7 threshold of 0.05%. The money market securities held by the Fund during the year and at year end were all sound, exhibited stable credit quality and experienced no downgrades.

Short-term rates remained historically low for the quarter ending December 31, 2010. The federal funds, discount and prime rates were unchanged at 0.25%, 0.75% and 3.25%, respectively. 90-day Commercial Paper increased 11 basis points to 0.24%, 90-day Certificates of Deposit increased 4 basis points to 0.28% and 90-day Treasury Bills increased 6 basis points to 0.12%.

Performance Notes (Unaudited)
Total return data assume reinvestment of all distributions using net asset values.
Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.
The data shown in this table do not reflect the effect of any taxes on fund distributions or redemptions.
The Funds’ manager, administrator and distributor have voluntarily agreed to an expense reduction in order to avoid a negative yield. This reduction may be modified or discontinued at any time. Please see the fund’s prospectus for additional information. Total returns and 7-day yields reflect the expense reduction, without which the results would have been lower.

Average Annual Total Returns (as of December 31, 2010)

1 year	3 years	5 years	10 years
0.00%	0.63%	2.24%	2.07%

Inception Date of Fund - 11/30/00

The total annual operating expense ratio set forth in the prospectus dated April 30, 2010 for the Sentinel Variable Products Money Market Fund is 0.52%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

An investment in the Sentinel Variable Products Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Sentinel Variable Products Money Market Fund

Investment in Securities
at December 31, 2010

	Principal			Principal
	Amount	Value		Amount	Value
(M=$1,000)		(Note 2)		(M=$1,000)	(Note 2)
U.S. Government Obligations 70.2%			Corporate Short-Term Notes 29.4%
U.S. Government Agency			Caterpillar Financial Service
Obligations 44.9%			0.19%, 02/23/11	124 M	$ 123,965
Federal Home Loan Bank 18.0%			Coca-Cola Co.
Agency Discount Notes:			0.23%, 01/11/11	360 M	359,977
Federal Home Loan Bank			Hewlett Packard
0.15%, 01/07/11	900 M	$ 899,978	0.18%, 01/07/11	400 M	399,988
Federal Home Loan Bank			Johnson & Johnson
0.165%, 02/04/11	550 M	549,914	0.16%, 01/05/11	300 M	299,994
Federal Home Loan Bank			0.15%, 02/08/11	450 M	449,929
0.14%, 02/11/11	800 M	799,872	Nestle Capital Corp.
			0.17%, 01/19/11	510 M	509,957
Federal Home Loan Bank			0.17%, 02/15/11	170 M	169,964
0.155%, 02/25/11	500 M	499,882	PepsiCo, Inc.
Total Federal Home Loan Bank		2,749,646	0.16%, 01/24/11	750 M	749,923
Federal Home Loan Mortgage			Procter & Gamble Co.
Corporation 16.8%			0.2%, 01/27/11	400 M	399,942
Agency Discount Notes:			0.22%, 03/07/11	290 M	289,885
Freddie Mac			UPS, Inc.
0.14%, 01/31/11	700 M	699,918	0.12%, 01/04/11	750 M	749,993
Freddie Mac			Total Corporate Short-Term Notes
0.13%, 02/22/11	150 M	149,972	(Cost $4,503,517)		4,503,517
			Total Investments 99.6%
Freddie Mac			(Cost $15,231,538)†		15,231,538
0.135%, 02/24/11	425 M	424,914
Freddie Mac			Other Assets in Excess of
0.12%, 03/04/11	500 M	499,897	Liabilities 0.4%		59,366
Freddie Mac
0.16%, 03/28/11	800 M	799,694	Net Assets 100.0%		$ 15,290,904
Total Federal Home Loan Mortgage
Corporation		2,574,395
Federal National Mortgage			† Also cost for federal income tax purposes.
Association 10.1%
Agency Discount Notes:
Fannie Mae
0.11%, 02/28/11	365 M	364,935
Fannie Mae
0.16%, 03/01/11	225 M	224,941
Fannie Mae
0.15%, 03/14/11	800 M	799,760
Fannie Mae
0.16%, 03/31/11	150 M	149,941
Total Federal National Mortgage
Association		1,539,577
Total U.S. Government
Agency Obligations		6,863,618
U.S. Treasury Obligations 25.3%
0.129%, 01/13/11	575 M	574,975
0.14%, 01/27/11	300 M	299,970
0.12%, 02/03/11	650 M	649,929
0.1255%, 02/10/11	385 M	384,946
0.14%, 02/17/11	830 M	829,848
0.136%, 03/10/11	500 M	499,872
0.105%, 03/17/11	625 M	624,863
		3,864,403
Total U.S. Government
Obligations
(Cost $10,728,021)		10,728,021

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Small Company Fund

(Unaudited)

For the fourth quarter of 2010, the Sentinel Variable Products Small Company Fund was up 13.97%, which compares to the 16.25% return for the Russell 2000 Index1, the 16.24% return for the S&P 600 Index2, and a 16.10% average return for the Morningstar US Insurance Fund Small Growth category3. For the full year, the Fund was up 23.74% versus the Russell 2000 Index return of 26.86%, the 26.31% return for the S&P 600 Index, and a 28.10% average return for the Morningstar US Insurance Fund Small Growth category.

Over the past year, the market has rebounded nicely with the first quarter of 2010 being an extension of the market rally that started in March of 2009. As was the case last year, there was a significant low quality / momentum based nature to the movement in small caps in the first quarter of the year. As the market turned down in the second quarter, a distinct rotation or flight to quality occurred. This rotation continued into the third quarter then sharply reversed back to a low quality/high beta market in the month of September. In this volatile market, the Fund behaved consistent with our conservative growth investment discipline, which tends to lag in more speculative based market rallies and to outperform when quality and valuation are weighed more heavily by investors.

In the fourth quarter of 2010, the Fund’s holdings in Information Technology and Financials did very well compared to the corresponding sectors in the Russell 2000 Index. Our stock selection in Semiconductors and Hardware within the Information Technology sector was nicely beneficial to returns. Noteworthy were standout performances from our positions in Diodes and Polycom. Our underweight, especially in the REIT group within the Financials sector also helped our performance in the quarter and we had a positive impact from our holdings in Stifel Financial and East West Bancorp. However, our results in Industrials and Health Care lagged the Russell 2000 Index in the fourth quarter. The Fund’s underperformance in the Industrials sector was largely due to holdings in Capital Goods and Services. Within the Health Care sector, our overweighting of the group was not beneficial to relative performance and our holdings did not perform as well as those in the Russell 2000 in the quarter.

For the year, the Fund’s holdings in the Consumer Staples and Utilities sectors did well compared to the corresponding sectors in the Russell 2000 Index. Our stock selection in Food & Beverages within the Consumer Staples sector was very beneficial to returns. Solid performance in the sector was driven by our holdings in Hain Celestial Group and Alberto-Culver (acquired by Unilever). Within the Utilities sector, good performance was the result of our underweighting of the group. We experienced some relative weakness from our positions in the Industrials and Information Technology sectors compared to the Russell 2000 for the period. Within the Industrials sector, relative performance of our Transportation and Services holdings was a weak spot for the year; while within the Information Technology sector our stock selection in Software & Services was a drag on relative results for the period.

We believe our focus on building a well-balanced portfolio of high quality small companies that have solid financial characteristics, while maintaining a critical eye on valuation, has the potential to continue to deliver solid risk-adjusted returns. A disciplined execution of our conservative growth style has served our shareholders well in the past and we are taking prudent measures toward aligning the Fund for continued long-term success. As always, we appreciate your confidence in us and we will do our very best to help you achieve your investment goals.

1 The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe. An investment cannot be made directly in an index.

2 The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Variable Products Small Company Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

The total annual operating expense ratio set forth in the prospectus dated April 30, 2010 for the Sentinel Variable Products Small Company Fund is 0.76%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Small company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe. An investment cannot be made directly in an index.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe. An investment cannot be made directly in an index.

Sentinel Variable Products Small Company Fund

Fund Profile
at December 31, 2010
Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets
Information Technology	21.1%	Energy	7.4%
Industrials	17.9%	Consumer Staples	4.1%
Health Care	15.2%	Materials	3.1%
Consumer Discretionary	13.9%	Utilities	1.1%
Financials	11.4%	Telecommunication Services	0.7%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets
Superior Energy Services, Inc.	2.0%	ANSYS, Inc.	1.6%
Diodes, Inc.	1.9%	Waste Connections, Inc.	1.6%
Open Text Corp.	1.8%	Polycom, Inc.	1.6%
NICE Systems Ltd.	1.7%	Endurance Specialty Holdings Ltd.	1.6%
Tractor Supply Co.	1.8%	LKQ Corp.	1.5%
		Total of Net Assets	17.1%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at December 31, 2010
		Space			Space			Space
		Value			Value			Value
	Shares	(Note 2)		Shares	(Note 2)		Shares	(Note 2)
Domestic Common Stocks 91.4%			Financials 9.2%			Techne Corp.	11,900	$ 781,473
Consumer Discretionary 13.9%			Delphi Financial Group, Inc.	11,200	$ 323,008	West Pharmaceutical Services,
Buffalo Wild Wings, Inc.*	17,400	$ 762,990	East West Bancorp, Inc.	47,100	920,805	Inc.	12,100	498,520
Dress Barn, Inc.*	30,400	803,168	Endurance Specialty Holdings					9,715,993
Gildan Activewear, Inc.*	17,000	484,330	Ltd.	22,800	1,050,396	Industrials 17.9%
Iconix Brand Group, Inc.*	50,800	980,948	First Midwest Bancorp, Inc.	43,800	504,576	Aerovironment, Inc.*	17,000	456,110
LKQ Corp.*	43,200	981,504	HCC Insurance Holdings, Inc.	22,100	639,574	Clarcor, Inc.	17,900	767,731
			Portfolio Recovery Associates,			Copart, Inc.*	19,800	739,530
Morningstar, Inc.	9,600	509,568	Inc.*	8,700	654,240	Corrections Corp. of America*	22,900	573,874
Penn National Gaming, Inc.*	17,800	625,670	Prosperity Bancshares, Inc.	10,500	412,440	Curtiss-Wright Corp.	15,600	517,920
Phillips-Van Heusen Corp.	6,700	422,167	RLI Corp.	3,000	157,710	Forward Air Corp.	15,600	442,728
Texas Roadhouse, Inc.*	47,200	810,424	Signature Bank*	15,700	785,000	Gardner Denver, Inc.	10,500	722,610
Tractor Supply Co.	24,100	1,168,609	Stifel Financial Corp.*	11,300	701,052	Healthcare Services Group, Inc.	43,950	715,067
Vitamin Shoppe, Inc.*	10,200	343,128			6,148,801	Heartland Express, Inc.	42,600	682,452
WMS Industries, Inc.*	13,400	606,216	Health Care 14.6%			IDEX Corp.	21,600	844,992
Wolverine World Wide, Inc.	24,000	765,120	American Medical Systems			II-VI, Inc.*	13,100	607,316
		9,263,842	Holdings, Inc.*	38,900	733,654
Consumer Staples 4.1%			Bio-Rad Laboratories, Inc.*	6,200	643,870	Kaydon Corp.	12,200	496,784
Casey's General Stores, Inc.	11,100	471,861	Catalyst Health Solutions, Inc.*	16,400	762,436	Middleby Corp.*	8,770	740,363
Flowers Foods, Inc.	31,800	855,738	Dionex Corp.*	6,310	744,643	MSC Industrial Direct Co.	9,200	595,148
Hain Celestial Group, Inc.*	31,800	860,508	Endo Pharmaceuticals Holdings,			Ritchie Bros Auctioneers, Inc.	29,500	679,975
Nu Skin Enterprises, Inc.	17,600	532,576	Inc.*	10,800	385,668	Toro Co.	8,200	505,448
		2,720,683	Gen-Probe, Inc.*	9,700	565,995	Wabtec Corp.	14,400	761,616
Energy 7.4%			Haemonetics Corp.*	8,400	530,712	Waste Connections, Inc.	38,750	1,066,788
CARBO Ceramics, Inc.	6,300	652,302	ICU Medical, Inc.*	12,800	467,200			11,916,452
Comstock Resources, Inc.*	15,400	378,224	Integra LifeSciences Holdings			Information Technology 19.4%
Core Laboratories NV	7,600	676,780	Corp.*	11,000	520,300	ANSYS, Inc.*	21,000	1,093,470
Dril-Quip, Inc.*	10,900	847,148	MedAssets, Inc.*	33,500	676,365	Diodes, Inc.*	47,200	1,273,928
Oil States Int'l., Inc.*	9,800	628,082	NuVasive, Inc.*	18,200	466,830	Factset Research Systems, Inc.	6,500	609,440
Resolute Energy Corp.*	27,900	411,804	Owens & Minor, Inc.	15,600	459,108	Hittite Microwave Corp.*	12,000	732,480
Superior Energy Services, Inc.*	37,400	1,308,626	Quality Systems, Inc.	12,300	858,786	Intersil Corp.	40,800	623,016
		4,902,966	Sirona Dental Systems, Inc.*	14,850	620,433	j2 Global Communications, Inc.*	27,300	790,335

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Small Company Fund

		Space
		Value	*	Non-income producing.
	Shares	(Note 2)
			†	Cost for federal income tax purposes is $47,458,985. At
Jack Henry & Associates, Inc.	24,800	$ 722,920		December 31, 2010 unrealized appreciation for federal
				income tax purposes aggregated $17,960,668 of which
Mantech Int'l. Corp.*	17,800	735,674		$18,721,185 related to appreciated securities and $760,517
Micros Systems, Inc.*	21,900	960,534		related to depreciated securities.
Open Text Corp.*	25,600	1,179,136	(a)	Return of capital paid during the fiscal period.
Plantronics, Inc.	12,500	465,250	ADR	- American Depositary Receipt
Polycom, Inc.*	27,000	1,052,460
Power Integrations, Inc.	16,800	674,352
Progress Software Corp.*	18,500	782,920
Riverbed Technology, Inc.*	10,300	362,251
Rofin-Sinar Technologies, Inc.*	23,600	836,384
		12,894,550
Materials 3.1%
AptarGroup, Inc.	13,900	661,223
Rockwood Holdings, Inc.*	23,900	934,968
Silgan Holdings, Inc.	14,100	504,921
		2,101,112
Telecommunication Services 0.7%
Cbeyond, Inc.*	29,400	449,232
Utilities 1.1%
Atmos Energy Corp.	11,100	346,320
ITC Holdings Corp.	6,600	409,068
		755,388
Total Domestic Common Stocks
(Cost $43,051,743)		60,869,019
Real Estate Investment Trusts 2.2%
Financials 2.2%
Corporate Office Properties
Trust(a)	14,600	510,270
Healthcare Realty Trust, Inc.(a)	19,500	412,815
Home Properties, Inc.(a)	10,200	565,998
Total Real Estate Investment Trusts
(Cost $1,243,886)		1,489,083
Foreign Stocks & ADR's 2.3%
Ireland 0.6%
ICON PLC ADR*	17,600	385,440
Israel 1.7%
NICE Systems Ltd. ADR*	33,700	1,176,130
Total Foreign Stocks & ADR's
(Cost $1,410,691)		1,561,570
	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Corporate Short-Term Notes 2.3%
ChevronTexaco Funding Corp.
0.15%, 01/04/11
(Cost $1,499,981)	1,500 M	1,499,981
Total Investments 98.2%
(Cost $47,206,301)†		65,419,653

Other Assets in Excess of
Liabilities 1.8%		1,196,286

Net Assets 100.0%		$ 66,615,939

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

at December 31, 2010

	SVP	SVP	SVP
	Balanced	Bond	Common Stock
	Fund	Fund	Fund
Assets
Investments at value	$ 18,610,187	$ 65,237,897	$ 214,411,453
Cash	128,180	357,560	808,463
Receivable for securities sold	–	–	73,655
Receivable for fund shares sold	3,158	23,367	74,796
Receivable for dividends and interest	36,504	449,904	232,196
Receivable from fund administrator	–	–	–
Total Assets	18,778,029	66,068,728	215,600,563

Liabilities
Payable for fund shares repurchased	15,060	44,407	174,876
Accrued expenses	14,047	28,782	80,811
Management fee payable	8,623	22,434	90,181
Fund service fee payable	1,568	5,609	18,153
Total Liabilities	39,298	101,232	364,021
Net Assets Applicable to Outstanding Shares	$ 18,738,731	$ 65,967,496	$ 215,236,542
Shares Outstanding	1,567,912	6,738,366	15,819,790
Net Asset Value and Maximum
Offering Price Per Share	$ 11.95	$ 9.79	$ 13.61

Net Assets Represent
Shares of beneficial interest at par value	$ 1,568	$ 6,738	$ 15,820
Paid-in capital	15,787,807	67,004,582	180,786,678
Accumulated undistributed net investment income (loss)	458	2,659	(4,526)
Accumulated undistributed net realized gain (loss) on investments	(73,194)	(472,021)	(8,583,321)
Unrealized appreciation (depreciation) of investments	3,022,092	(574,462)	43,021,891
Net Assets	$ 18,738,731	$ 65,967,496	$ 215,236,542
Investments at Cost	$ 15,588,095	$ 65,812,359	$ 171,389,562

The accompanying notes are an integral part of the financial statements.

Amounts designated as “-“ are either $0 or have been rounded to $0.

		Statement of Assets and Liabilities

	SVP	SVP	SVP
	Mid Cap*	Money Market	Small Company
	Fund	Fund	Fund
Assets
Investments at value	$ 17,073,054	$ 15,231,538	$ 65,419,653
Cash	492,565	–	1,422,224
Receivable for securities sold	43,548	–	–
Receivable for fund shares sold	2,358	161,680	17,973
Receivable for dividends and interest	11,434	–	20,433
Receivable from fund administrator	–	3,279	–
Total Assets	17,622,959	15,396,497	66,880,283

Liabilities
Payable to custodian bank	–	72,564	–
Payable for securities purchased	39,218	–	158,604
Payable for fund shares repurchased	3,945	17,569	43,120
Income dividend payable	–	14	–
Accrued expenses	12,930	10,944	28,789
Management fee payable	7,355	3,216	28,192
Fund service fee payable	1,471	1,286	5,639
Total Liabilities	64,919	105,593	264,344
Net Assets Applicable to Outstanding Shares	$ 17,558,040	$ 15,290,904	$ 66,615,939
Shares Outstanding	1,627,030	15,290,904	4,571,282
Net Asset Value and Maximum
Offering Price Per Share	$ 10.79	$ 1.00	$ 14.57

Net Assets Represent
Shares of beneficial interest at par value	$ 1,627	$ 15,291	$ 4,571
Paid-in capital	16,872,207	15,275,634	54,552,528
Accumulated undistributed net investment income (loss)	297	17	13,907
Accumulated undistributed net realized gain (loss) on investments	(4,041,090)	(38)	(6,168,419)
Unrealized appreciation (depreciation) of investments	4,724,999	–	18,213,352
Net Assets	$ 17,558,040	$ 15,290,904	$ 66,615,939
Investments at Cost	$ 12,348,055	$ 15,231,538	$ 47,206,301
*Name change. Formerly known as SVP Mid Cap Growth Fund.

The accompanying notes are an integral part of the financial statements.

Amounts designated as “-“ are either $0 or have been rounded to $0.

Statement of Operations

for the year ended December 31, 2010

	SVP	SVP	SVP
	Balanced	Bond	Common Stock
	Fund	Fund	Fund
Investment Income:
Dividends	$ 233,409	$ –	$ 4,052,094
Interest	176,188	2,550,397	3,625
Total Income	409,597	2,550,397	4,055,719

Expenses:
Management advisory fee	91,413	268,430	1,002,879
Transfer agent fees	7,333	8,833	11,833
Custodian fees	4,250	8,400	10,500
Accounting and administration services	16,620	67,108	200,987
Auditing fees	8,250	18,000	50,000
Legal fees	4,500	15,500	52,000
Printing fees	700	8,200	12,000
Trustees' and Chief Compliance
Officer's fees and expenses	3,100	12,500	37,500
Other	4,292	15,130	30,870
Total Expenses	140,458	422,101	1,408,569
Expense Reimbursement	–	–	–
Net Expenses	140,458	422,101	1,408,569
Net Investment Income (Loss)	269,139	2,128,296	2,647,150

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on sales of investments	183,361	2,735,452	188,385
Net change in unrealized appreciation (depreciation)	1,486,687	(182,151)	27,076,792
Net Realized and Unrealized Gain (Loss)
on Investments	1,670,048	2,553,301	27,265,177
Net Increase (Decrease) in Net Assets
from Operations	$ 1,939,187	$ 4,681,597	$ 29,912,327

The accompanying notes are an integral part of the financial statements.

Amounts designated as “-“ are either $0 or have been rounded to $0.

Statement of Operations

	SVP	SVP	SVP
	Mid Cap*	Money Market	Small Company
	Fund	Fund	Fund
Investment Income:
Dividends	$ 136,020	$ –	$ 476,222
Interest	59	24,507	1,175
Total Income	136,079	24,507	477,397

Expenses:
Management advisory fee	79,188	40,018	304,929
Transfer agent fees	7,633	7,084	9,533
Custodian fees	8,200	2,500	17,000
Accounting and administration services	15,838	16,007	60,986
Auditing fees	7,750	7,500	17,500
Legal fees	3,450	4,100	15,500
Printing fees	1,000	150	10,000
Trustees' and Chief Compliance
Officer's fees and expenses	3,000	3,100	11,000
Other	2,693	2,041	8,763
Total Expenses	128,752	82,500	455,211
Expense Reimbursement	–	(58,010)	–
Net Expenses	128,752	24,490	455,211
Net Investment Income (Loss)	7,327	17	22,186

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on sales of investments	1,417,717	(21)	4,002,838
Net change in unrealized appreciation (depreciation)	1,941,928	–	9,162,815
Net Realized and Unrealized Gain (Loss)
on Investments	3,359,645	(21)	13,165,653
Net Increase (Decrease) in Net Assets
from Operations	$ 3,366,972	$ (4)	$ 13,187,839
*Name change. Formerly known as SVP Mid Cap Growth Fund prior to April 30, 2010.

The accompanying notes are an integral part of the financial statements.

Amounts designated as “-“ are either $0 or have been rounded to $0.

Statement of Changes in Net Assets

		SVP		SVP			SVP
	Balanced			Bond		Common Stock
		Fund		Fund			Fund
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	12/31/10	12/31/09	12/31/10		12/31/09	12/31/10	12/31/09
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$ 269,139	$ 282,068	$ 2,128,296	$ 3,016,070		$ 2,647,150	$ 2,490,535
Net realized gain (loss) on sales of investments	183,361	(100,058)	2,735,452		3,464,309	188,385	(4,413,517)
Net change in unrealized appreciation
(depreciation)	1,486,687	2,451,924	(182,151)		498,518	27,076,792	48,127,338
Net increase (decrease) in net assets from
operations	1,939,187	2,633,934	4,681,597		6,978,897	29,912,327	46,204,356

Distributions to Shareholders
From net investment income	(291,903)	(401,041)	(2,390,406)		(3,179,708)	(2,657,421)	(2,706,906)
From net realized gain on investments	–	–	(3,261,487)		(2,935,188)	–	–
Total distributions to shareholders	(291,903)	(401,041)	(5,651,893)		(6,114,896)	(2,657,421)	(2,706,906)

From Share Transactions
Net proceeds from sales of shares	4,897,107	5,506,725	11,055,201		21,261,151	10,389,785	34,327,550
Net asset value of shares in reinvestment
of dividends and distributions	291,903	401,041	5,651,893		6,114,896	2,657,421	2,706,906
	5,189,010	5,907,766	16,707,094		27,376,047	13,047,206	37,034,456
Less: Payments for shares reacquired	(4,477,901)	(5,240,460)	(14,456,285)		(23,233,432)	(27,753,264)	(25,199,909)
Increase (decrease) in net assets from
capital share transactions	711,109	667,306	2,250,809		4,142,615	(14,706,058)	11,834,547
Total Increase (Decrease) in Net Assets for
period	2,358,393	2,900,199	1,280,513		5,006,616	12,548,848	55,331,997
Net Assets: Beginning of period	16,380,338	13,480,139	64,686,983		59,680,367	202,687,694	147,355,697
Net Assets: End of period	$ 18,738,731	$ 16,380,338	$ 65,967,496	$ 64,686,983		$ 215,236,542	$ 202,687,694
Undistributed Net Investment
Income (Loss) at End of Period	$ 458	$ 806	$ 2,659	$ 6,647		$ (4,526)	$ 5,745

Amounts designated as “-“ are either $0 or have been rounded to $0.

				Statement of Changes in Net Assets

		SVP		SVP		SVP
	Mid Cap*		Money Market		Small Company
		Fund		Fund		Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$ 7,327	$ 18,859	$ 17	$ 1,014	$ 22,186	$ 118,384
Net realized gain (loss) on sales of investments	1,417,717	(1,339,535)	(21)	57	4,002,838	(6,775,510)
Net change in unrealized appreciation
(depreciation)	1,941,928	5,087,407	–	–	9,162,815	19,930,028
Net increase (decrease) in net assets from
operations	3,366,972	3,766,731	(4)	1,071	13,187,839	13,272,902

Distributions to Shareholders
From net investment income	(8,132)	(17,757)	(17)	(1,014)	(31,996)	(232,424)
From net realized gain on investments	–	–	–	(57)	–	–
Total distributions to shareholders	(8,132)	(17,757)	(17)	(1,071)	(31,996)	(232,424)

From Share Transactions
Net proceeds from sales of shares	2,303,629	2,548,347	8,857,698	17,193,382	5,584,990	10,365,656
Net asset value of shares in reinvestment
of dividends and distributions	8,132	17,757	17	1,071	31,996	232,424
	2,311,761	2,566,104	8,857,715	17,194,453	5,616,986	10,598,080
Less: Payments for shares reacquired	(3,616,416)	(4,312,808)	(9,867,524)	(23,618,033)	(13,149,274)	(12,250,418)
Increase (decrease) in net assets from
capital share transactions	(1,304,655)	(1,746,704)	(1,009,809)	(6,423,580)	(7,532,288)	(1,652,338)
Total Increase (Decrease) in Net Assets for
period	2,054,185	2,002,270	(1,009,830)	(6,423,580)	5,623,555	11,388,140
Net Assets: Beginning of period	15,503,855	13,501,585	16,300,734	22,724,314	60,992,384	49,604,244
Net Assets: End of period	$ 17,558,040	$ 15,503,855	$ 15,290,904	$ 16,300,734	$ 66,615,939	$ 60,992,384
Undistributed Net Investment
Income (Loss) at End of Period	$ 297	$ 1,102	$ 17	$ 17	$ 13,907	$ 24,915
*Name change. Formerly known as SVP Mid Cap Growth Fund prior to April 30, 2010.

Amounts designated as “-“ are either $0 or have been rounded to $0.

Financial Highlights
Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions

	Fiscal	Net asset	Net	Net gains or losses		Dividends
	year	value,	investment	on securities (both	Total from	(from net	Distributions		Net asset
	(period	beginning	income	realized and	investment	investment	(from realized	Total	value, end of
Fund	ended)	of period	(loss)^	unrealized)^	operations	income)	gains)	distributions	period
Balanced
	12/31/06	$ 11 .63	$ 0 .29	$ 1 .05	$ 1 .34	$ 0 .31	$ 0 .14	$ 0 .45	$ 12 .52
	12/31/07	12 .52	0 .29	0 .77	1 .06	0 .31	0 .77	1 .08	12 .50
	12/31/08	12 .50	0 .28	(3 .28)	(3 .00)	0 .26	0 .11	0 .37	9 .13
	12/31/09	9 .13	0 .20	1 .76	1 .96	0 .27	–	0 .27	10 .82
	12/31/10	10 .82	0 .18	1 .14	1 .32	0 .19	–	0 .19	11 .95
Bond
	12/31/06	9 .84	0 .48	(0 .12)	0 .36	0 .48	–	0 .48	9 .72
	12/31/07	9 .72	0 .47	0 .21	0 .68	0 .41	–	0 .41	9 .99
	12/31/08	9 .99	0 .50	(0 .16)	0 .34	0 .41	–	0 .41	9 .92
	12/31/09	9 .92	0 .49	0 .61	1 .10	0 .54	0 .50	1 .04	9 .98
	12/31/10	9 .98	0 .33	0 .40	0 .73	0 .39	0 .53	0 .92	9 .79
Common Stock
	12/31/06	11 .69	0 .19	1 .70	1 .89	0 .19	–	0 .19	13 .39
	12/31/07	13 .39	0 .19	1 .18	1 .37	0 .16	0 .28	0 .44	14 .32
	12/31/08	14 .32	0 .20	(4 .93)	(4 .73)	0 .14	0 .01	0 .15	9 .44
	12/31/09	9 .44	0 .15	2 .47	2 .62	0 .16	–	0 .16	11 .90
	12/31/10	11 .90	0 .16	1 .72	1 .88	0 .17	–	0 .17	13 .61
Mid Cap^^
	12/31/06	9 .64	(0 .01)	0 .55	0 .54	–	–	–	10 .18
	12/31/07	10 .18	(0 .02)	2 .26	2 .24	–	–	–	12 .42
	12/31/08	12 .42	(0 .02)	(5 .70)	(5 .72)	–	–	–	6 .70
	12/31/09	6 .70	0 .01	2 .04	2 .05	0 .01	–	0 .01	8 .74
	12/31/10	8 .74	–	2 .06	2 .06	0 .01	–	0 .01	10 .79
Money Market
	12/31/06	1 .00	0 .0460	–	0 .0460	0 .0460	–	0 .0460	1 .00
	12/31/07	1 .00	0 .0457	–	0 .0457	0 .0457	–	0 .0457	1 .00
	12/31/08	1 .00	0 .0187	–	0 .0187	0 .0187	–	0 .0187	1 .00
	12/31/09	1 .00	0 .0000	–	0 .0000	0 .0000	–	0 .0000	1 .00
	12/31/10	1 .00	0 .0000	–	0 .0000	0 .0000	–	0 .0000	1 .00
Small Company
	12/31/06	13 .94	0 .03	2 .24	2 .27	0 .03	1 .85	1 .88	14 .33
	12/31/07	14 .33	0 .08	1 .16	1 .24	0 .09	1 .50	1 .59	13 .98
	12/31/08	13 .98	0 .02	(4 .54)	(4 .52)	–	0 .16	0 .16	9 .30
	12/31/09	9 .30	0 .02	2 .51	2 .53	0 .05	–	0 .05	11 .78
	12/31/10	11 .78	–	2 .80	2 .80	0 .01	–	0 .01	14 .57

The accompanying notes are an integral part of the financial statements.

Amounts designated as “-“ are either $0 or have been rounded to $0.

							Financial Highlights

							Financial Highlights

					Ratios/Supplemental Data

				Ratio of expenses			Ratio of net investment income
			Ratio of	to average net	Ratio of expenses to average	Ratio of net	(loss) to average net assets
		Net assets at	expenses to	assets before	net assets before contractual	investment income	before contractual and	Portfolio
Total return		end of period	average net	custodian fee	and voluntary expense	(loss) to average	voluntary expense	turnover
	(%)*	(000 omitted)	assets (%)	credits (%)**	reimbursements (%)***	net assets (%)	reimbursements (%)***	rate (%)

	11 .49	$ 21,270	0.79	0.81	0.81	2.35	2.35	181
	8 .44	20,378	0.89	0.91	0.91	2.17	2.17	91
	(23 .95)	13,480	0.83	0.85	0.85	2.44	2.44	59
	21 .47	16,380	0.86	0.86	0.86	2.03	2.03	90
	12 .19	18,739	0.85	0.85	0.85	1.62	1.62	197

	3 .70	23,208	0.66	0.68	0.68	4.70	4.70	399
	7 .05	27,629	0.74	0.76	0.76	4.71	4.71	306
	3 .40	59,680	0.65	0.66	0.66	4.91	4.91	289
	11 .08	64,687	0.64	0.64	0.64	4.57	4.57	241
	7 .33	65,967	0.63	0.63	0.63	3.17	3.17	607

	16 .14	79,345	0.60	0.61	0.61	1.50	1.50	16
	10 .21	106,686	0.66	0.66	0.66	1.35	1.35	14
	(33 .04)	147,356	0.57	0.57	0.57	1.61	1.61	6
	27 .75	202,688	0.71	0.71	0.71	1.45	1.45	10
	15 .80	215,237	0.70	0.70	0.70	1.32	1.32	9

	5 .60	24,494	0.74	0.77	0.77	(0.03)	(0.03)	82
	22 .00	26,829	0.80	0.84	0.84	(0.14)	(0.14)	88
	(46 .05)	13,502	0.76	0.78	0.78	(0.18)	(0.18)	119
	30 .60	15,504	0.84	0.84	0.84	0.13	0.13	51
	23 .51	17,558	0.81	0.81	0.81	0.05	0.05	32

	4 .70	25,144	0.40	0.41	0.51	4.62	4.52	–
	4 .70	17,745	0.59	0.61	0.61	4.61	4.61	–
	1 .89	22,724	0.54	0.54	0.54	1.83	1.83	–
	0 .00	16,301	0.20	0.20	0.52	0.01	(0.31)	–
	0 .00	15,291	0.15	0.15	0.52	0.00	(0.36)	–

	16 .17	60,122	0.62	0.65	0.65	0.22	0.22	53
	8 .60	64,832	0.68	0.70	0.70	0.51	0.51	52
	(32 .29)	49,604	0.63	0.64	0.64	0.19	0.19	42
	27 .15	60,992	0.76	0.76	0.76	0.23	0.23	41
	23 .74	66,616	0.75	0.75	0.75	0.04	0.04	30

^	Calculated based upon average shares outstanding.
^^	Name change. Formerly known as SVP Mid Cap Growth Fund prior to April 30, 2010.
*	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during
	the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by your insurance company, the issuer of
	variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles. Total returns would have been lower in applicable years where the
	Funds' investment advisor had not waived a portion of its fee.
**	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian.
***	Expense reductions are comprised of the contractual expense reimbursements as described in Note (3).

Amounts designated as “-“ are either $0 or have been rounded to $0.

Notes to Financial Statements

(1) Organization:

The Sentinel Variable Products Trust (the “Trust”) is an open end investment company, registered under the Investment Company Act of 1940 as amended, which continuously offers its shares to separate accounts of insurance companies to serve as investment vehicles for variable life insurance policies and annuity contracts. The Trust consists of six separate and distinct funds: Sentinel Variable Products Balanced Fund, Sentinel Variable Products Bond Fund, Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Mid Cap Fund (formerly known as Sentinel Variable Products Mid Cap Growth Fund prior to April 30, 2010), Sentinel Variable Products Money Market Fund and Sentinel Variable Products Small Company Fund, all of which are diversified. The six funds of the Trust are referred to hereinafter collectively as the “Funds”, and individually as a “Fund.”

(2) Significant Accounting Policies:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

A. Security Valuation:

Equity securities that are traded on a national securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. For Funds other than the Money Market Fund, fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Securities held in the Money Market Fund are valued at amortized cost regardless of days left to maturity, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board of Trustees. The Board has delegated this responsibility to a pricing committee, subject to its review and supervision.

The fair value hierarchy as required by GAAP is summarized in the three broad levels listed below:

  Level 1 - Quoted prices (unadjusted) in active markets for identical assets at the time of the NYSE close (normally 4:00 PM Eastern). Includes most domestic equities, American Depository Receipts, Exchange Traded Funds and Standard & Poor’s Depository Receipts that rely on unadjusted or official closing prices based on actual trading activity which coincides with the close of the NYSE.
  Level 2 - Other significant observable inputs (evaluated prices factoring in observable inputs using some type of model, matrix or other calculation methodology which takes into consideration factors such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Includes most long-term and short-term fixed income investments, most foreign equities trading on foreign exchanges and over-the-counter securities not listed on the NASDAQ National Market System that rely on a mean price which falls between the last bid and asked quotes coinciding with the close of the NYSE. Investments in other Registered Investment Companies (RIC’s) that rely on calculated Net Asset Values (NAV’s) would also gener- ally be considered Level 2.
  Level 3 - Significant unobservable inputs (including non- binding broker quotes or the Sentinel Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are normally valued using amortized cost, which approximates the current fair value of a security, but since this value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

There have been no significant changes in valuation techniques during the fiscal year, but the Sentinel Pricing Committee considers factors such as few recent transactions, inconsistent price quotes and wider bid-ask spreads when determining if transactions are not orderly for fair valuation purposes.

Notes to Financial Statements

The fair value measurements as of December 31, 2010 were as follows:

	Quoted Prices
	(Unadjusted) in Active	Other	Significant
	Markets for Identical	Significant	Unobservable
	Assets	Observable Inputs	Inputs
SVP Fund	(Level 1)	(Level 2)	(Level 3)	Total
Assets:
Investments in Securities:
Balanced:
Agency Discount Notes	$ –	$ 349,998	$ –	$ 349,998
Collateralized Mortgage Obligations	–	3,768,855	–	3,768,855
Domestic Common Stocks	11,557,218	–	–	11,557,218
Exchange Traded Funds	132,250	–	–	132,250
Foreign Stocks & ADR’s	598,945	–	–	598,945
Mortgage-Backed Securities	–	2,002,923	–	2,002,923
U.S. Treasury Obligations	–	199,998	–	199,998
Totals	$ 12,288,413	$ 6,321,774	$ –	$ 18,610,187
Bond:
Corporate Bonds	$ –	$ 17,132,705	$ –	$ 17,132,705
Collateralized Mortgage Obligations	–	31,246,213	–	31,246,213
Mortgage-Backed Securities	–	12,528,678	–	12,528,678
U.S. Treasury Obligations	–	4,330,301	–	4,330,301
Totals	$ –	$ 65,237,897	$ –	$ 65,237,897
Common Stock:
Corporate Short-Term Notes	$ –	$ 2,999,963	$ –	$ 2,999,963
Domestic Common Stocks	197,522,007	–	–	197,522,007
Exchange Traded Funds	2,380,500	–	–	2,380,500
Foreign Stocks & ADR’s	11,508,983	–	–	11,508,983
Totals	$ 211,411,490	$ 2,999,963	$ –	$ 214,411,453
Mid Cap*:
Agency Discount Notes	$ –	$ 299,999	$ –	$ 299,999
Domestic Common Stocks	16,069,486	–	–	16,069,486
Foreign Stocks & ADR’s	384,454	–	–	384,454
Real Estate Investment Trusts	319,115	–	–	319,115
Totals	$ 16,773,055	$ 299,999	$ –	$ 17,073,054
Money Market:
Agency Discount Notes	$ –	$ 6,863,618	$ –	$ 6,863,618
Corporate Short-Term Notes	–	4,503,517	–	4,503,517
U.S. Treasury Obligations	–	3,864,403	–	3,864,403
Totals	$ –	$ 15,231,538	$ –	$ 15,231,538
Small Company:
Corporate Short-Term Notes	$ –	$ 1,499,981	$ –	$ 1,499,981
Domestic Common Stocks	60,869,019	–	–	60,869,019
Foreign Stocks & ADR’s	1,561,570	–	–	1,561,570
Real Estate Investment Trusts	1,489,083	–	–	1,489,083
Totals	$ 63,919,672	$ 1,499,981	$ –	$ 65,419,653
Liabilities:
Investments in Securities:
None.

*Name change. Formerly known as Sentinel Variable Products Mid Cap Growth Fund.

Please refer to each Fund’s Statement of Investment in Securities for more detailed information on specific securities.

There was no reportable Fair Value Level 3 activity for the fiscal year ended December 31, 2010.

B. Securities Transactions and Investment Income:

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are accounted for on trade date. These exceptions include: (1) when trades occur on a day that happens to coincide with the last business day of a calendar month; or (2) on occasion, if Sentinel Administrative Services, Inc.

(“SASI”), the Funds’ administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when veri-fied by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) and master limited partnerships often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held.

C. Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatments for gains and losses on mortgage-backed securities payment receipts, real estate investment trust return of capital distributions and dividends paid. The following reclassifications were made to reflect these differences as of December 31, 2010:

		Accumulated
	Accumulated	undistributed
	undistributed	net realized
	net investment	gain (loss) on
SVP Fund	income (loss)	investments	Paid-in capital

Balanced	$22,416	$(22,416)	$–

Bond	258,122	(258,122)

Small Company	(1,198)	1,198

D. Repurchase Agreements:

Each Fund, to a limited extent, may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always be at least equal to 102% of the repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at December 31, 2010.

E. Federal Income Taxes:

Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. Each Fund intends to distribute all of its taxable income to its shareholders, relieving it of any federal or state excise tax or income tax liability. Each Fund is also required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. Fund management carried out procedures to identify material tax position adjustments and has none to report for the fiscal year ended December 31, 2010, along with the three previous fiscal years, which are still considered open and subject to examination.

F. Options:

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written by a Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option written by a Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. There were no options transactions during the fiscal year ended December 31, 2010.

G. Dollar Rolls:

The SVP Balanced and SVP Bond Fund may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a speci-fied future date. During the roll period the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses on sales, if applicable, are recorded on trade date plus one or trade date. There were no dollar roll transactions during the fiscal year ended December 31, 2010.

H. Securities Lending:

Under an agreement with State Street Bank and Trust Company (“SSB”), the Funds may lend their securities, up to 50% of each Fund’s portfolio before taking into account the securities loaned, to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash in an amount equivalent to 102% (domestic) or 105% (foreign) of the market value of the loaned securities. Any adjustments in collateral required to maintain those levels due to market value fluctua-tions are made the next business day. The cash collateral is invested in a registered money market fund advised by State Street Global Advisors, a subsidiary of SSB. A portion of the income generated by the investment of the collateral, net of any rebates paid by SSB to the borrowers, is remitted to SSB as lending agent, and the remainder is retained by the Fund. The Fund receives from the borrower all accrued dividend and

Notes to Financial Statements

interest amounts while the securities are out on loan. The Fund retains certain ownership rights as to the loaned securities when retaining such rights is considered to be in the Fund’s best interest. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of the collateral. For the fiscal year ended December 31, 2010, none of the Funds loaned securities because Sentinel Asset Management, Inc. (“SAMI”) elected to temporarily suspend participation in the program.

I. Other:

Direct expenses of a Fund are charged to that Fund while common expenses of the Trust are allocated proportionately based upon the Funds’ respective average net assets or number of shareholder accounts. Earnings credits are received from State Street Bank and Trust Company (“SSB”), the custodian bank, on cash balances and are reflected in the statement of operations as an expense offset.

(3) Management Advisory Fees and Related Party Transactions:

Pursuant to two Investment Advisory Agreements (“Advisory Agreements”), one dated November 1, 2000, as amended November 19, 2008 and one dated November 8, 2002, SAMI, a subsidiary of NLV Financial Corporation, manages each Fund’s investments and business operations under the overall supervision of the Trust’s Board of Trustees. SAMI is affiliated with National Life Insurance Company, which issues variable insurance and annuity products through which the Trust is offered, because National Life Insurance Company is also a subsidiary of NLV Financial Corporation. SAMI has the responsibility for making all investment decisions for the Funds. As compensation for services rendered under its advisory agreement, each Fund pays to SAMI a monthly fee determined as follows:

a)	With respect to SVP Balanced Fund: 0.55% per annum on the average daily net assets of the Fund.
b)	With respect to SVP Bond Fund: 0.40% per annum on the average daily net assets of the Fund.
c)	With respect to the SVP Common Stock, SVP Mid Cap (formerly known as SVP Mid Cap Growth prior to April 30, 2010) and SVP Small Company Funds: 0.50% per annum on the fi rst $200 million of average daily net assets of each Fund; 0.45% per annum on the next $300 million of such assets of each Fund; and 0.40% per annum on such assets of each Fund in excess of $500 million.
d)	With respect to the SVP Money Market Fund: 0.25% per annum on the average daily net assets of the Fund.

SAMI and/or an affiliate have voluntarily agreed to waive fees and/or reimburse expenses paid by the SVP Money Market Fund to the extent necessary to prevent total expenses from exceeding the gross income from the Fund’s investments on a daily basis. This reimbursement may be discontinued at any time. For the period from January 1, 2010 through December 31, 2010, the total amount reimbursed to SVP Money Market Fund was $58,010. SAMI and/or an affiliate have no right to recoup fees reimbursed.

Sentinel Financial Services Company (“SFSC”), a subsidiary of SAMI, acts as the principal underwriter of shares of the Funds. SFSC receives no compensation from the Trust for acting as principal underwriter.

Each Trustee who is not an affiliate of SAMI receives an annual fee from the Trust of $12,000 plus $2,500 for each meeting attended. Fees paid to Trustees are generally distributed quarterly on a pro rata basis. This compensation totaled $21,000 each for Mr. McMeekin, Ms. Pope and Mr. Ricker for the fiscal year ended December 31, 2010.

The Funds’ Chief Compliance Officer also serves as Chief Compliance Officer of Sentinel Group Funds, Inc., a series investment company also advised by SAMI, SAMI itself, and the separate accounts of National Life Insurance Company which fund its variable life insurance and annuity products. Pursuant to an amended and restated agreement as of November 26, 2007, the Funds and Sentinel Group Funds, Inc. pay 50% of the costs incurred by these Chief Compliance Officer functions, including the salary and benefits of the Funds’ Chief Compliance Officer and his administrative assistant, and the other costs incurred by the Chief Compliance Officer. The Funds and Sentinel Group Funds, Inc. allocate their 50% share of these costs in proportion to net assets. Out-of-pocket costs which can be specifically allocated to a particular entity are so allocated.

Trustees’ and Chief Compliance Officer’s fees and expenses for the fiscal year ended December 31, 2010 were $70,200.

Pursuant to the Fund Services Agreement with SASI, a subsidiary of SAMI, the Trust receives certain transfer agency, fund accounting and administration services. For these services, the Fund Services Agreement provides for the Trust to pay to SASI a fixed fee totaling $20,000 per year for transfer agency services and a fee of 0.10% of average daily net assets of the Funds for fund accounting and administration services. For the fiscal year ended December 31, 2010 this fee totaled $397,546.

41

Notes to Financial Statements

(4) Investment Transactions:

Purchases and sales (excluding short-term obligations) for the fiscal year ended December 31, 2010 were as follows:

	Purchases		Sales
	of other	Purchases	of other
	than U.S.	of U.S.	than U.S.	Sales of U.S.
	Government	Government	Government	Government
	direct and	direct and	direct and	direct and
	agency	agency	agency	agency
SVP Fund	obligations	obligations	obligations	obligations

Balanced	$1,401,341	$31,020,216	$1,941,462	$29,571,397

Bond	27,295,322	345,135,294	18,079,013	354,220,330

Common
Stock	17,404,344		29,372,909

Mid Cap*	4,895,781		6,607,943

Small
Company	17,216,434		23,436,516

*Name change. Formerly known as SVP Mid Cap Growth Fund prior to April 30, 2010.

(The SVP Money Market Fund invests only in short-term obligations.) At December 31, 2010, the Trust had tax basis capital losses which may be used to offset future capital gains as follows:

			Expiring
SVP Fund			on 12/31
Balanced		$ 50,273	2017
Common Stock		$ 3,041,555	2016
		5,343,890	2017
	Total	$ 8,385,445
Mid Cap*		$ 892,803	2016
		3,080,511	2017
	Total	$ 3,973,314
Money Market		$ 17	2011
Small Company		$ 5,902,927	2017

*Name change. Formerly known as SVP Mid Cap Growth Fund.

During the year ended December 31, 2010, the Funds utilized capital losses as follows:

SVP Fund	Capital losses utilized
Balanced	$149,436
CommonStock	188,385
MidCap*	1,383,772
Small Company	4,024,868

*Name change. Formerly known as SVP Mid Cap Growth Fund

It is unlikely that a capital gains distribution will be paid until net gains have been realized in excess of such capital loss carry forwards or the carry forwards expire.

Net capital losses incurred after October 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period from November 1, 2010 to December 31, 2010, the Funds elected to defer until the first business day of 2011 for U.S. Federal income tax purposes net capital losses as stated below:

SVP Fund	Capital losses deferred
Balanced	$4,194
Bond	381,415
MoneyMarket	21

(5) Shares of Beneficial Interest Transactions:

There are an unlimited number of authorized shares for each Fund in the Trust. Each share has a par value of $0.001. Transactions in shares for the fiscal year ended December 31, 2010 and the fiscal year ended December 31, 2009 were as follows:

Shares
issued in
		reinvestment		Net increase
		of dividends		(decrease)
	Shares	and	Shares	in shares
SVP Fund	sold	distributions	reacquired	outstanding

Year Ended December 31, 2010
Balanced	431,082	24,447	401,161	54,368
Bond	1,053,463	579,681	1,373,310	259,834
Common
Stock	842,962	195,255	2,251,994	(1,213,777)
Mid Cap*	241,876	750	389,927	(147,301)
Money
Market	8,857,698	17	9,867,545	(1,009,830)
Small
Company	439,329	2,175	1,049,671	(608,167)
Year Ended December 31, 2009
Balanced	548,982	36,793	548,524	37,251
Bond	2,049,609	610,879	2,200,784	459,704
Common
Stock	3,720,204	225,575	2,518,817	1,426,962
Mid Cap*	345,361	2,013	588,569	(241,195)
Money
Market	17,193,382	1,071	23,618,033	(6,423,580)
Small
Company	1,098,373	19,531	1,269,944	(152,040)

*Name change. Formerly known as SVP Mid Cap Growth Fund prior to April 30, 2010.

From time to time the Funds may have a concentration of several policyholders, insurance companies or insurance products holding a significant percentage of shares outstanding. Investment activities of these parties could have a material impact on the Funds.

42

Notes to Financial Statements

(6) Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended December 31, 2010 were as follows:

	Ordinary	Long-term	Return of
SVP Fund	income	capital gain	capital	Total
Balanced	$ 291,903	$ -	$ -	$ 291,903
Bond	5,316,052	335,841		5,651,893
Common
Stock	2,657,421			2,657,421
Mid Cap*	8,132			8,132
Money
Market	17			17
Small
Company	31,996			31,996

*Name change. Formerly known as SVP Mid Cap Growth Fund prior to April 30, 2010.

The tax character of distributions paid during the fiscal year ended December 31, 2009 were as follows:

	Ordinary	Long-term	Return of
SVP Fund	income	capital gain	capital	Total
Balanced	$ 401,041	$ –	$ –	$ 401,041
Bond	6,080,811	34,085		6,114,896
Common
Stock	2,706,906			2,706,906
Mid Cap*	17,757			17,757
Money
Market	1,071			1,071
Small
Company	232,424			232,424

*Name change. Formerly known as SVP Mid Cap Growth Fund prior to April 30, 2010.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

		Currently
		distributable
	Currently	long-term
	distributable	capital gain	Unrealized
	ordinary	or capital	appreciation
SVP Fund	income	loss carryover	(depreciation)
Balanced	$ 1,429	$ (50,273)	$ 3,002,394
Bond	2,658		(665,068)
Common Stock	14,884	(8,385,445)	42,804,604
Mid Cap*	297	(3,973,314)	4,657,224
Money Market	17	(17)
Small Company	1,098	(5,902,927)	17,960,668

*Name change. Formerly known as SVP Mid Cap Growth Fund.

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily due to wash sales recognized for tax purposes and return of capital distributions from portfolio investments.

(7) Indemnifications:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(8) Subsequent Events:

National Life Insurance Company filed an application with the Securities and Exchange Commission (“SEC”) seeking approval to substitute an unaffiliated mutual fund for the SVP Money Market Fund in its variable insurance products. Subject to the SEC’s approval of such request, the SVP Money Market Fund is expected to dissolve on or around March 31, 2011, immediately following the effectiveness of such substitution.

43

Report of Independent Registered Public Accounting Firm

To the Policyholders and Board of Trustees of Sentinel Variable Products Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Variable Products Balanced Fund, Sentinel Variable Products Bond Fund, Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Mid Cap Fund (formerly known as Sentinel Variable Products Mid Cap Growth Fund), Sentinel Variable Products Money Market Fund and Sentinel Variable Products Small Company Fund of the Sentinel Variable Products Trust (the “Funds”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion

PricewaterhouseCoopers LLP New York, New York February 18, 2011

Actual and Hypothetical Expenses for Comparison Purposes

(Unaudited) Example

When you allocate to one or more of the Sentinel Variable Products Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of allocating to the Funds and to compare these costs with the ongoing costs of allocating to other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 07/01/10 through 12/31/10.

Actual Expenses

The first line of each Fund entry in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid from 07/01/10 through 12/31/10 to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund entry in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of allocating to a specific Sentinel Variable Products Trust Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below do not include fees and expenses charged or incurred by the separate accounts of insurance companies which purchases shares of the Funds to serve as investment vehicles under variable life insurance policies or variable annuity contracts issued by them. If such expenses were included, the overall expenses shown in the table below would be higher and the ending account values would be lower.

						Expenses Paid
						from 07/01/10
	Total Return	Total Return	Beginning Account	Ending Account	Annualized	through
SVP Fund	Description	Percentage	Value 07/01/10	Value 12/31/10	Expense Ratio	12/31/10*

Balanced	Actual	14.85%	$1,000.00	$1,148.45	0.85%	$4.60

	Hypothetical
	(5% per year
	before expenses)	2.09%	1,000.00	1,020.92	0.85%	4.33

Bond	Actual	0.95%	1,000.00	1,009.53	0.64%	3.24

	Hypothetical
	(5% per year
	before expenses)	2.20%	1,000.00	1,021.98	0.64%	3.26

Common Stock	Actual	23.26%	1,000.00	1,232.56	0.70%	3.94

	Hypothetical
	(5% per year
	before expenses)	2.17%	1,000.00	1,021.68	0.70%	3.57

Mid Cap**	Actual	24.65%	1,000.00	1,246.53	0.82%	4.64

	Hypothetical
	(5% per year
	before expenses)	2.11%	1,000.00	1,021.07	0.82%	4.18

Money Market	Actual	0.00%	1,000.00	1,000.00	0.17%	0.86

	Hypothetical
	(5% per year
	before expenses)	2.43%	1,000.00	1,024.35	0.17%	0.87

Small Company	Actual	25.88%	1,000.00	1,258.80	0.73%	4.16

	Hypothetical
	(5% per year
	before expenses)	2.15%	1,000.00	1,021.53	0.73%	3.72

* Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

**	Name change. Formerly SVP Mid Cap Growth Fund prior to April 30, 2010.

Information and Services for Shareholders

Federal Tax Status of Dividends and Distributions

Certain tax information for the Sentinel Variable Products Trust Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2010.

The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds

	Dividends	Qualified	Long-Term
	Received	Dividend	Capital Gain
SVP Fund	Deduction	Income	Distribution
Balanced	79.93%	79.93%	$ —
Bond			335,841
Common Stock	100.00	100.00
Mid Cap Growth	100.00	100.00
Small Company	100.00	100.00

Portfolio Proxy Voting Guidelines and Voting Record

Sentinel Variable Products Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th, are available without charge online at www. nationallife.com under “Products and Tools”, then “Funds and Prospectus”, and at www.sec.gov, or by calling (800) 537-7003.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

Board Approval of Investment Advisory Agreements

Sentinel Variable Products Trust (the “Trust”) has entered into investment advisory agreements (the “Advisory Agreements”) with Sentinel Asset Management, Inc. (the “Advisor”) with respect to its six series funds (each a “Fund” and collectively the “Funds”). The Advisory Agreements consist of an agreement dated November 1, 2000 (as amended November 19, 2008) relating to the Common Stock, Mid Cap, Small Company and Money Market Funds and an agreement dated November 8, 2002 relating to the Balanced and Bond Funds. As required by the Investment Company Act of 1940 (the “Investment Company Act”), the Board of Trustees (the “Board”) considers the continuance of the Advisory Agreements on an annual basis. On August 12, 2010, the Board approved the continuance of the Advisory Agreements for an additional year.

Contract Review Process

The Board discusses the Funds’ investment advisory arrangements with the Advisor on a regular basis. In connection with the Board’s most recent consideration of the Advisory Agreements, the Advisor provided the Trustees with the information described below. In addition, the Trust’s counsel, which is independent of the Advisor, provided a memorandum to the Trustees describing the legal standards for their consideration of the proposed approvals. The Trustees who are not interested persons of the Trust (as such persons are defined in the Investment Company Act) (the “Independent Trustees”) held a telephonic meeting with the Trust’s counsel on August 4, 2010 to consider these materials and the proposed continuance of the Advisory Agreements. Following this meeting, the Independent Trustees requested and received additional information from the Advisor.

The Board, including all of the Independent Trustees, met on August 12, 2010 to further consider the proposed continuance of the Advisory Agreements. During this meeting, the Advisor reviewed the significant investments that had been made in recent years in the advisory infrastructure. The Advisor also reviewed its profitability and the effects of the increased expenditures. The Trust’s counsel attended such meeting. At the conclusion of the meeting, based on the considerations described in more detail below, the Trustees, including all of the Independent Trustees, unanimously approved the continuance of the Advisory Agreements for an additional year.

In reaching their determinations with respect to each Fund regarding the continuance of the Advisory Agreements, the Trustees considered all factors they believed relevant, including the following:

  information provided by Morningstar Associates, LLC (“Morningstar”), an independent third party, comparing the performance of each Fund to the performance of other funds, including variable product funds, with similar invest- ment objectives and, where available from Morningstar, to the performance of the average performance of all such other funds;
  the nature, extent and quality of investment services rendered by the Advisor;
  revenue received by the Advisor and its affiliates in respect of the Funds;
  the costs borne by, and profitability of, the Advisor in providing services to the Funds;
  comparative fee and expense data for each Fund and other funds with similar investment objectives;
  the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors;
  the Advisor’s policies and practices regarding allocation of portfolio transactions of the Funds, and the extent to which the Advisor benefits from soft dollar arrangements;
  any indirect benefits that the Advisor and its affiliates receive from their relationships to the Funds;
  information about fees charged by the Advisor to other clients with similar objectives;
  the professional experience and qualifications of each Fund’s portfolio manager(s) and other senior personnel of the Advisor;
  the compliance record of the Advisor and affiliates under applicable securities and other laws, and under the Advisor’s internal compliance program; and
  the terms of each Advisory Agreement.

The Board’s conclusions on a series of points relating to the Advisor, the services it provides and the Advisory Agreements are summarized below.

The Advisor’s Personnel and Investment Process

Each quarter the Trustees discuss with senior management of the Advisor the strategies being used to achieve each Fund’s stated objectives. Among other things, the Board considers the size, education and experience of each Fund’s portfolio management team.

Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund’s portfolio holdings. The Board also considered the material provided by the Advisor at the Board’s request discussed above that included performance and expense information (including advisory fees) for other similar mutual funds provided by Morningstar.

The Board determined the Advisor is an asset management firm with appropriate knowledge and experience to manage the Funds which provides excellent investment advisory and non-advisory services to the Funds. In addition, the Board noted that it appeared the Advisor’s resources, organization and history would allow it to continue to provide consistent services to the Funds.

Fund Performance

The Board receives performance data at least quarterly but, consistent with the Advisor’s investment goals, the Board attaches importance to performance over relatively long periods of time, typically at least three years, for Funds other than the Money Market Fund. The Board monitors the Advisor’s efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness.

The Board considered the performance of each Fund i) as a percentage return compared to the return of other funds, including variable product funds, with similar investment objectives and ii) as a percentile rank among all such other funds. The Board received performance information relating to several different time periods. Information provided by Morningstar indicated that a majority of the Funds had total returns in the top two quintiles compared to their category for the most recent 3- and 5-year periods. Further, four of the Funds had performance in the top quintile for one or more of such periods. The Morningstar report also showed information relating to each Fund’s risk-adjusted performance. This information was based on the Sharpe ratio (a recognized measure of risk-adjusted performance) and showed that a majority of the Funds had a Sharpe ratio in the top two quintiles for the 3- and 5-year periods.

The Board discussed with the Advisor the portfolio management of each of the Funds. In that discussion, the Advisor commented on two Funds, the Mid Cap Fund and the Money Market Fund, that had performed below the median levels for their category for several periods. With respect to the Mid Cap Fund, the Advisor noted that new portfolio managers had assumed responsibility for that Fund in December 2008. The Advisor also noted that lower-quality mid-cap companies had outperformed other mid-cap companies during 2009 and early 2010 and that the Fund’s focus on higher-quality issuers had impacted its relative performance. With respect to the Money Market Fund, the Advisor stated that the Fund’s relative size had impacted its comparative performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each of the Funds and the Advisor supported the continuation of each Advisory Agreement.

Profitability

The Board reviewed information prepared by the Advisor regarding the profits of the Advisor attributable to its advisory relationship with each Fund, as well as the overall profitability to the Advisor and its affiliates of their relationships with the Funds. The Independent Trustees also reviewed with the Advisor the methodology it used to allocate expenses for purposes of such profitability analysis and noted that no one allocation methodology is widely accepted across the business. The Board reviewed the 2009 pretax and pre- and post-distribution profit-ability of the Advisor and its affiliates in providing services to the Funds as compared to information prepared by SNL Financial regarding the profitability of several publicly held investment management companies.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding each of the Advisory Agreements, that the cost allocation methodologies were reasonable, and profitability of the Advisor was not inconsistent with other industry data.

Economies of Scale

The Board considered whether there had been economies of scale in respect of the management of the Funds, and whether the Fund has appropriately benefited from any available economies of scale. The Trustees recognized that the fee schedules in the Advisory Agreement for the Common Stock, Mid Cap and Small Company Funds each have breakpoints that reduce the advisory fee rate as the Fund’s assets increase above certain levels. They also considered the current level of assets of each Fund. After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding each Advisory Agreement, that the Funds appropriately participate in economies of scale.

Advisory Fees and Other Expenses

Conclusion

     Based on the review process described above, the Board, The Board reviewed each Fund’s annual expense ratio, which including all of the Independent Trustees, approved the continu-reflects asset-based costs such as advisory fees, accounting ance of the Advisory Agreements. In arriving at its decision, the and administrative costs and the effects of any fee waivers. The Board did not identify any single factor or group of factors as Board then compared each Fund’s expense ratio to the average all-important or controlling, but considered all factors together expense ratio of the similar funds provided by Morningstar. The and different Trustees may have attributed different weights to Board noted that the net expense ratio of a majority of the Funds the various factors considered. ranked in the top half (lower expenses) of their Morningstar peers. The Board also considered the advisory fee rates charged by the Advisor for managing mutual fund portfolios that are similar to the Funds but available to the public. After reviewing this and related information, the Board concluded, within the context of its overall conclusions regarding each of the Advisory Agreements, that the fees and expenses of each of the Funds supported the approval of the Advisory Agreements.

Trustees

The following is a list of the Trust’s independent trustees. Each trustee oversees the six portfolios of the Sentinel Variable Products Trust. Trustees serve until the next regular policyholders’ meeting or until he or she reaches the mandatory retirement age established by the Trust.

	Position and Length of	Principal Occupation(s)
Name, Address, Age	Time Served	During Past Five Years	Public Directorships

William D. McMeekin (66)	Trustee, since 2000	Former Executive Vice President, Commercial Services -	None
National Life Drive		TD Banknorth, N.A. (formerly Banknorth Vermont) from
Montpelier, VT 05604		June, 2005 to May 2006; Senior Vice President & Senior
Lending Officer, from 2001 to 2005; Community President
- The Howard Bank, from 2000 to 2001

Nancy F. Pope (57)	Trustee, since 2007	Trustee - Northfield Savings Bank, since 1995; Director	None
National Life Drive		- Spaulding High School Union District, since 2008;
Montpelier, VT 05604		Trustee - Governor's Institute of Vermont, from 2007 to
May 2008; Director (Chair) - Barre Town School District,
from 1995 to 2004; Trustee (Vice Chair) - Aldrich Public
Library, since 2002 and from 1993 to 2000

William G. Ricker (71)	Trustee, since 2000	Former President - Denis, Ricker & Brown	None
National Life Drive		(Insurance Agency), from 1980 to 2001
Montpelier, VT 05604

Officers

The names of and other information relating to the one Trustee who is an officer and “interested person” of the Funds as defined in the Investment Company Act of 1940, as amended and to the officers of the Funds are set forth below.

Position and Length
Name, Address, Age	of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships

Mehran Assadi (52)	Chair and Trustee,	National Life Holding Company (a mutual insurance company) and	N/A
National Life Drive	since 2009	National Life Insurance Company (“National Life”) – President and
Montpelier, VT 05604		Chief Executive Officer, since 2009; President – Life and Annuity, from 2005 to 2009; Interim Chief Information Officer, from 2003 to
2005; NLV Financial Corporation - President and Chief Executive
Officer, since 2009; Executive Vice President, from 2008 to 2009

Christian W. Thwaites (53)	President and	Sentinel Asset Management, Inc. (“Advisor”) – President & Chief	Sentinel Funds
National Life Drive	Chief Executive	Executive Officer, since 2005; National Life – Executive Vice	(15 Portfolios)
Montpelier, VT 05604	Officer, since 2005	President, since 2005; Sentinel Funds – President, Chief Executive
Officer and Director, since 2005; Sentinel Financial Services
Company (“SFSC”) – Chief Executive Officer, since 2005, President from 2005 to 2006; Sentinel Administrative Services, Inc. (“SASI”) –
President & Chief Executive Officer, since 2005; Sentinel Advisors
Company (“SAC”) and Sentinel Administrative Services Company
(“SASC”) – President & Chief Executive Officer, from 2005 to 2006;
Skandia Global Funds – Chief Executive Officer, from 1996 to 2004

Thomas P. Malone (54)	Vice President	SASI – Vice President, since 2006; Sentinel Funds –	N/A
National Life Drive	& Treasurer,	Vice President and Treasurer, since 1997; SASC – Vice President,
Montpelier, VT 05604	Since 2000	from 1998 to 2006

John K. Landy (51)	Vice President,	SASI – Senior Vice President, since 2006; Sentinel Funds – Vice	N/A
National Life Drive	Since 2004	President, since 2003; SASC – Senior Vice President, from 2004 to
Montpelier, VT 05604		2006; Vice President, from 1997 to 2004

Scott G. Wheeler (45)	Assistant Vice	SASI – Vice President, since 2007; Assistant Vice President, from	N/A
National Life Drive	President	2006 to 2007; Sentinel Funds – Assistant Vice President and
Montpelier, VT 05604	& Assistant	Assistant Treasurer, since 1998; SASC – Assistant Vice President,
	Treasurer,	from 1998 to 2006
Since 2004

Lisa F. Muller (43)	Secretary,	National Life – Counsel, since 2008; Sentinel Funds – Secretary,	N/A
National Life Drive	Since 2008	since 2008; State of Vermont, Department of Banking and
Montpelier, VT 05604		Insurance – Assistant General Counsel, from 2006 to 2008;
Davis, Polk and Wardwell – Associate, from 2005 to 2006 and
from 1999 to 2002; U.S. District Court N.D. Illinois – Law Clerk,
from 2002 to 2004

Lindsay E. Staples (29)	Assistant	National Life – Senior Securities Paralegal, since 2010; Sentinel	N/A
National Life Drive	Secretary,	Funds – Assistant Secretary, since 2010 and from 2007 to 2009;
Montpelier, VT 05604	since 2010 and	National Life – Senior Compliance Associate, from 2009 to 2010;
	from	National Life – Securities Paralegal, from 2007 to 2009; Holman
	2007 to 2009	Immigration – Paralegal, 2006 to 2007; Wilmer Cutler Pickering
Hale and Dorr – Paralegal, 2004 to 2006

D. Russell Morgan (54)	Chief Compliance	Advisor; National Variable Annuity Account II; National Variable	N/A
National Life Drive	Officer, Since	Life Insurance Account – Chief Compliance Officer, since 2004;
Montpelier, VT 05604	2004; Secretary,	Sentinel Funds – Chief Compliance Officer, since 2004; Secretary,
	from 2000 to 2005	from 1988 to 2005; National Life – Assistant General Counsel,
from 2001 to 2005; Equity Services, Inc. – Counsel, from 1986 to
2005; Advisor, SFSC, SASC – Counsel, from 1993 to 2005

* Each Officer is elected by, and serves at the pleasure of, the Board of the Funds.

The Statement of Additional Information has additional information about the Trust’s Trustees and is available, without charge, upon request by calling 800.537.7003.

Investment Advisor	Custodian
Sentinel Asset Management, Inc.	State Street Bank & Trust Company –Kansas City
Principal Underwriter	Transfer Agent, Shareholder Servicing Agent
Sentinel Financial Services Company	and Administrator
Counsel	Sentinel Administrative Services, Inc.
Sidley Austin LLP

For more than 75 years the “Essential Elements of Investing” have been the core of Sentinel’s philosophy, investment process and fund solutions.

A FOCUS on Core Asset Classes We built our reputation on foundation strategies that invest in core asset classes, like domestic and international equities and high-quality fixed income investments.

DISCIPLINE in our Decisions and Processes

We are long-term investors, dedicated to fundamental bottom-up research and attentive to managing downside risk. We also believe in broad diversification, ensuring that no investment strategy is overly exposed to single securities or sectors.

Dedication to STEWARDSHIP

We see our role as stewards of your investment capital. This mindset reinforces our focus on core strategies, our conservative approach to risk, and our quest for consistent long-term results.

ITEM 2. CODE OF ETHICS

(a) As of December 31, 2010, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers,
or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) There were no amendments during the fiscal year ended December 31, 2010 to any provision of the code of ethics that applies to the Registrant's Principal
Executive and Senior Financial Officers.

(d) There were no waivers granted during the fiscal year ended December 31, 2010 from any provision of the code of ethics that applies to the Registrant's
Principal Executive and Senior Financial Officers.

(e) Not applicable.

(f) A copy of the Registrant's code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board of Trustees has determined that the Board of Trustees currently does not have an Audit Committee Financial Expert serving on the
Registrant's Audit Committee. However, the members of the Audit Committee, which consists of the three non-interested trustees of the Registrant, after considering all the factors that they deem relevant, including the experience and business backgrounds of its members, have determined that as a group they have the attributes necessary to provide appropriate oversight in connection with preparation of the Registrant's financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2009 $82,650
2010 $87,000

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(b) Audit-Related Fees. PricewaterhouseCoopers billed the Registrant's transfer agent, Sentinel Administrative Services Inc. ("SASI"), aggregate fees for services which related to the SASI SAS 70 report, in the last two fiscal years as follows

2009    $74,000

2010    $79,000

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Registrant's applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2009    $22,800

 2010    $24,000

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years.

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant's Audit Committee is to pre-approve (or establish a policy for the pre-approval of) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve non-auditing services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (b), (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant's financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in Item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant's last two fiscal years.

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(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)	Not applicable.
(b)	Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT

COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No material changes.

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ITEM 11. CONTROLS AND PROCEDURES

The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Variable Products Trust

By: /s/ Christian W. Thwaites ----------------------------------- Christian W. Thwaites, President & Chief Executive Officer Date: March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Christian W. Thwaites ----------------------------------- Christian W. Thwaites, President & Chief Executive Officer

By: /s/ Thomas P. Malone ------------------------------- Thomas P. Malone, Vice President & Treasurer Date: March 4, 2011

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SENTINEL FAMILY OF FUNDS CODE OF ETHICS FOR

PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

August 15, 2003, as amended March 12, 2008

I. Covered Officers and Purposes of the Code

     The Sentinel Family of Funds’ code of ethics (the “Code”) for the investment companies within the complex (listed in Exhibit A hereto) (collectively, the “Funds” and each, a “Fund”) applies to each Fund’s Principal Executive Officer and Senior Financial Officers (the “Covered Officers”), each of whom is identified in Exhibit B hereto, for the purpose of promoting:

  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.
  Full, fair, accurate, timely and understandable disclosure in reports and documents that a Fund files with, or submits to, the Securities and Exchange Commission (the “SEC”) and in other public communications made by such Fund.
  Compliance with applicable laws and governmental rules and regulations;
  The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code.
  Accountability for adherence to the Code.

     Covered Officers should adhere to a high standard of business ethics and should avoid placing themselves in a “compromising position” where their interests may be, or appear to be, in conflict with those of the Funds and their shareholders.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his services to, a Fund. A Covered Officer must not engage in any activity that could result in an actual, potential or perceived conflict of interest. Thus, a Covered Officer must not represent a Fund in any activity or transaction if the personal interests of the Covered Officer might affect his or her ability to represent such Fund’s interests fairly and impartially. A Covered Officer must not knowingly and voluntarily permit himself or herself to be placed in a position where his or her interests may become adverse to a Fund’s. Covered Officers should be aware that any transaction or activity involving the Covered Officer (or even a relative or close associate thereof) could pose a conflict of interest, whether perceived, potential or actual.

Certain conflicts of interest arise out of the relationships between Covered

Officers and a Fund and already are subject to conflict of interest provisions in the

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Investment Company Act of 1940 (the “Investment Company Act”) and the Investment Advisers Act of 1940 (the “Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with a Fund because of their status as “affiliated persons” of such Fund. The compliance programs of the Funds and their investment adviser, Sentinel Advisors Company (“Sentinel Advisors”), are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside the parameters of this Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and Sentinel Advisors, of which the Covered Officers are also officers or employees. As a result, the Code recognizes that the Covered Officers, in the normal course of their duties (whether formally for a Fund or for Sentinel Advisors, or for both), will be involved in establishing policies and implementing decisions that will have different effects on Sentinel Advisors and such Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between such Fund and Sentinel Advisors and is consistent with the performance by the Covered Officers of their duties as officers of such Fund. Thus, if performed in conformity with the provisions of the Investment Company Act and the Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds’ Boards of Directors/Trustees (collectively, the “Board”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of a Fund.

Each Covered Officer must:

  Not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by a Fund whereby the Covered Officer would benefit personally to the detriment of such Fund.
  Not cause a Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of such Fund.
  Not use material non-public knowledge of portfolio transactions made or contemplated for a Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.
  Never accept compensation in any form from any person or entity for directing Fund business to such person or entity or for accepting business on behalf of such Fund. All placements of Fund business and acceptance of

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  businesses by such Fund must be rewarded purely upon business considerations and such Fund’s best interests.
  Report at least annually affiliations or other relationships related to conflicts of interest.

     These are certain conflict of interest situations that should always be discussed with the Counsel of Sentinel Advisor (“Counsel”), including the following.

  Service as a director, trustee, officer, owner or partner of, or as a consultant or independent contractor to, any publicly or privately owned business organization, regardless of whether compensation of any form is received.
  The receipt of any gifts with a value in excess of U.S. $100. It must be remembered that business relationships cannot always be separated from personal relationships and that the integrity of a business relationship is always susceptible to criticism in hindsight where gifts are received. Under no circumstances may Covered Officers accept gifts in the form of cash or cash equivalents.
  The receipt of any entertainment from any company with which a Fund has current or prospective business dealings unless such entertainment is business- related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety.
  The giving of gifts or entertainment to a Fund shareholder, service provider, supplier or other Fund business contact. Covered Officers must use careful judgment to ascertain that the matter is handled in good taste without excessive expense. The aggregate value of all such gifts or entertainment to a business contact may not exceed U.S. $100 in any 12-month period.
  Any ownership interest in, or any consulting, employment or any other type of special relationship with, any of a Fund’s service providers, other than Sentinel Advisors, its principal underwriter, administrator or any affiliated person thereof. All details of a Fund’s relationships and transactions with those with whom it does business must be entered in its records.
  A direct or indirect financial interest in commissions, transaction charges or spreads paid by a Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

III. Disclosure and Compliance

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Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to a Fund.
Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about a Fund to others, whether within or outside such Fund, including to such Fund’s directors/trustees and auditors, and to governmental regulators and self-regulatory organizations.
Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of a Fund and Sentinel Advisors with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents such Fund files with, or submits to, the SEC and in other public communications made by such Fund.
It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.
IV.	Reporting and Accountability
Covered Officer must:
Upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer) affirm in writing that he or she has received, read and understands the Code. The form for this purpose is attached hereto as Exhibit C.
Annually thereafter affirm that he or she has complied with the requirements of the Code. The document for this purpose is attached hereto as Exhibit D.
Not retaliate against any other Covered Officer or any employee of a Fund or its affiliated persons for reports of potential violations that are made in good faith.
Notify Counsel promptly, on a confidential basis, if he or she knows of any violations of this Code. Failure to do so is itself a violation of this Code.

     Counsel is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, the Board will consider any approvals or waivers sought by the Covered Officers.

     The Funds will adhere to the following procedures in investigating and enforcing this Code.

  Counsel will take all appropriate action to investigate any potential violations reported to him or her.
  If, after such investigation, Counsel believes that no violation occurred, Counsel is not required to take any further action.
  Any matter that Counsel believes is a violation will be reported to the Audit Committee.

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  If the Audit Committee concurs that a violation has occurred, it will inform and make a recommendation to the Board, which will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures, notification to appropriate personnel of Sentinel Advisors, or a recommendation to dismiss the Covered Officer.
  The Board will be responsible for granting waivers, as appropriate.
  Any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

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V. Other Policies and Procedures

This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, Sentinel Advisors or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds’ and Sentinel Advisors’ codes of ethics under Rule 17j-1 under the Investment Company Act are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

     Any amendments to this Code, other than amendments to Exhibit A and/or Exhibit B, must be approved by a majority vote of the Board, including a majority vote of the independent directors/trustees.

VII. Confidentiality

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Board or the appropriate Fund and Sentinel Advisors personnel.

VIII. Penalties

     A Covered Officer who violates the high ethical standards contained in this Code may be subject to disciplinary action, including dismissal as an officer of a Fund.

IX. Internal Use

     The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Fund, as to any fact, circumstances or legal conclusion.

Date: August 15, 2003

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Exhibit B

SENTINEL FAMILY OF FUNDS
CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND
SENIOR FINANCIAL OFFICERS

LIST OF SENTINEL FUNDS

Sentinel Group Funds, Inc.

Sentinel Variable Products Trust

SENTINEL FAMILY OF FUNDS
CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND
SENIOR FINANCIAL OFFICERS

LIST OF COVERED OFFICERS

As of March 12, 2008

Sentinel Group Funds, Inc.:

Christian W. Thwaites
John Birch

Sentinel Variable Products Trust:

Christian W. Thwaites
Thomas P. Malone

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Exhibit C

SENTINEL FAMILY OF FUNDS

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

INITIAL CERTIFICATION OF RECEIPT

(This certification must be returned to Counsel within 10 days of receipt of a copy of the Code)

     I hereby acknowledge that I have received and read the Sentinel Family of Funds Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). I understand and agree that as a Covered Officer, I am subject to and will abide by the Code’s provisions and all amendments thereto. I further undertake to obey the rules of any regulatory body with which the Sentinel Family of Funds may be required to comply either directly or indirectly prevailing from time to time and any addition, amendment or replacement that is set out in any written notice which is subsequently given to me. I understand that failure to follow such policies and procedures can result in disciplinary action by the Board of Directors/Trustees of the Sentinel Family of Funds, as well as possible civil and criminal penalties.

______________________________________                          _______________

Signature                                                                                        Date

______________________________________

Print Name

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Exhibit C

SENTINEL FAMILY OF FUNDS

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

ANNUAL CERTIFICATION

(This certification must be returned to Counsel by [date] of each year)

     I hereby certify that I have read and understand and agree to abide by the Sentinel Family of Funds Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). I further certify that I have complied with all the requirements of the Code and reported any transactions, affiliations and/or relationships required to be reported under the Code.

______________________________________                     _______________

Signature                                                                                   Date

______________________________________

Print Name

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